                                    [LOGO]
                                   NORTHSTAR
                                 Galaxy Trust


                      NORTHSTAR EMERGING GROWTH PORTFOLIO
                      NORTHSTAR GROWTH + VALUE PORTFOLIO
                    NORTHSTAR INTERNATIONAL VALUE PORTFOLIO
                  NORTHSTAR RESEARCH ENHANCED INDEX PORTFOLIO
                      NORTHSTAR HIGH YIELD BOND PORTFOLIO

                      SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                 June 30, 1999

[PHOTO]
MARK L. LIPSON

NORTHSTAR GALAXY TRUST
SEMI-ANNUAL REPORT
JUNE 30, 1999
                                                            [LOGO OF NORTHSTAR]

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Northstar Galaxy Trust for the six months ended June 30, 1999. We are gratified with your decision to entrust your assets to the Northstar Funds and are confident that we can assist you in reaching your financial objectives. Our goal is to provide you with consistent, long-term, attractive returns achieved through fundamental research, analysis, and traditional investment disciplines. Fol-lowing this letter is a summary of the results of each Fund's portfolio by its respective portfolio manager. We hope you will find it informative.

The past six months saw a continuation of the recovery that began in late 1998 in the U.S. markets. Investor fears about financial turmoil and a global de-flationary spiral faded in the wake of interest rate cuts around the globe. While the U.S. Federal Reserve was the first to cut rates in response to Long Term Capital Management, we have seen over 151 interest rate cuts worldwide since September of last year as central banks responded to the crisis by in-creasing liquidity. These rate cuts had the effect of stabilizing the Asian economies and as we moved through the first six months of 1999 we saw increas-ing signs of economic stabilization in commodity prices and economically sen-sitive companies. While the economic backdrop of the past six months could be described as "the best of all worlds" for the U.S. financial markets, with strong GDP growth accompanied by low inflation, the recovery in the rest of the world did cause interest rates to move up by about 75 basis points. In more traditional economic cycles, such strong growth might be accompanied by inflation, but strong improvements in our productivity alleviated inflation concerns. The combination of strong economic growth, low interest rates, and good earnings growth from many sectors in the U.S. caused the markets to con-tinue to rebound and supported historically high valuations in the S&P 500; the most significant rebound occurred in the technology and industrial sec-tors, which had been hit the hardest in the correction in the Fall of 1998. For the six months ended June 30, 1999, the NASDAQ increased 22.5% and the Dow Jones Industrial Average increased 19.49%, while the S&P 500 returned 12.32%, the S&P Midcap Index 6.22%, and the Russell 2000 was up 9.28%.

As we moved through 1999, the market began to broaden out significantly as in-vestors' confidence in a global recovery increased. While the overall backdrop was favorable for most asset classes, more traditional cyclical stocks, eco-nomically sensitive issues and traditional riskier asset classes such as U.S. small capitalization stocks and emerging market issues began to outperform the larger capitalization S&P 500-type issues which had been a safe haven in times of financial turmoil. Industrial stocks as represented by the Dow Jones Indus-trial Average surpassed the S&P 500 in return for the first time in a number of years. The Spring of 1999 also saw a resurgence in interest in smaller U.S. stocks, as the Russell 2000 began to significantly outperform the S&P 500. In-ternational stocks also showed a very strong resurgence, as the Morgan Stanley International indices significantly outperformed the S&P 500, with returns ranging from 26.99% to 56.59%. While investor appetite for risk did increase, certain of the asset classes perceived as riskier or more tied to the credit cycle, such as high yield bonds, continued to lag through most of the past six months. Traditional "value" stocks began to outperform "growth" stocks in this time frame, and commodity prices strengthened as Asia recovered. Most notable was the sharp recovery in the price of oil, which rose from $12.05 per barrel to $19.29 per barrel during the first six months of 1999.

While it is too early to state that the market leadership has shifted, we do believe that the market will continue to broaden out as investors increasingly focus on companies with the potential to provide strong earnings growth that sell at reasonable valuations relative to their growth rates. As the global economy accelerates, the unusual confluence of events that conspired to keep inflation levels perhaps artificially low will dissipate, and it is logical to assume that inflation returns to a more normalized "pre-financial crisis" 2.5%-3.0% rate. While we do not expect inflation to accelerate much beyond that, that move alone represents a significant increase from the 1.5%-2.0% rate we had seen for most of 1998 and the early part of 1999. While we do not view the recent Fed interest rate increase of 25 basis points as "the first of many", as the global economy recovers its equilibrium, it is logical to assume that interest rates recover to their "pre-crisis" levels, which would put the yield on long-term rates in the U.S. in the 6%-7% range versus the current rate of 6.07%. This may put a further cap on the performance of the larger capitalization S&P 500 stocks. We believe that over the next six to twelve months, active managers may have an opportunity to outperform the indices as stock-picking capabilities become increasingly important.

As we move into the next millenium, we see a continuation of the global eco-nomic recovery leading to stronger profit growth for equities.

The returns for the equity market as measured by the S&P 500 over the past several years have been significantly outside the historical range of 8-10% and it is logical to assume that at some point we will return to this histori-cal range. While returns of the S&P 500 over the next twelve months may be a bit more subdued than in the recent past, the vast majority of stocks have not been invited to "join the party" until recently; we believe that we may see returns in those stocks improve, as we believe that is where most of the profit improvement will be concentrated.

Pundits say that "bull markets always climb a wall of worry" and this one has been no different. We continue to face uncertainty on the geopolitical front with the situation in Kosovo and economic uncertainty about the impact of Y2K. As of now, we believe that both of those issues are manageable. We do not see the military action in Kosovo developing into a full-scale war. While it is possible that the Y2K phenomenon may create some dislocations, this has been an area of significant investment and focus by corporate America for some pe-riod of time; given the amount of time, energy and money that has been spent to ensure that Y2K does not have a catastrophic impact on the American econo-my, we believe the odds are high that any problems will be manageable.

Many of the positive forces that have driven the U.S. stock market to new heights are secular, not cyclical. Throughout this decade, U.S. corporations have improved their efficiency and profitability through strategic investments in productivity-improving technology and the replacement of labor with tech-nology; we believe that trend will continue, if not accelerate, as we enter the next millenium and U.S. corporations begin to exploit the power of the Internet as a distribution channel and reap the benefits of a recovery in Asia and the developing world.

We thank you for the trust you have placed in our firm and look forward to continuing to serve your investment needs in the future.

Sincerely,

/s/ Mark L. Lipson

Mark L. Lipson
President
------------------------------------------------------------          ---------
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                      (This Page Left Blank Intentionally)

NORTHSTAR GALAXY TRUST
EMERGING GROWTH PORTFOLIO

                                                                          [LOGO]

The Markets
  . After a tumultuous close to 1998, the first six months of 1999 saw the U.S. equity markets climb in a relatively straightforward manner. The im-peachment of President Clinton, the devaluation of the Brazilian real, and a war in the Balkans were unable to derail the stock market's ascent. The rally in the equity market was one of the broadest in recent history. All asset classes from small cap to megacap stocks had solid gains, while more cyclical economic sectors fueled the returns in the second quarter on the heels of robust economic data.
  . The strength of the economy and some rare signs of inflation put pressure on the bond market, sending the yield on the 30-Year US Treasury bond from 5.08% at the start of the year to 5.99% by the end of June. The April Con-sumer Price Index turned in its largest monthly increase in nearly nine years, while Japan's economy appeared to be on the road to recovery as first quarter GDP grew 1.90%. While this news spelled trouble for the bond market, the markets largely anticipated the Fed rate hike that came at the end of June. However, U.S. equity investors took this as a sign that earn-ings growth would make a comeback sooner than expected.
  . The S&P 500 gained 12.32% during the first six months of 1999, while the Dow Jones Industrials crossed the 10,000 mark for the first time and re-turned 19.49%. Small cap stocks showed substantial improvement, as the Russell 2000 Index turned in a gain of 9.28%, while the S&P Midcap earned 6.22%.

The Fund
  . Over the first half of the year, the Northstar Emerging Growth Fund shares returned 34.92%.
  . The Fund benefited from a number of market trends and investment strate-gies. In the rising interest rate environment, financial stocks were avoided almost completely, while the portfolio broadened its exposure to more economically, sensitive sectors such as energy and consumer cyclicals. Second, while the Internet fueled a large part of the Portfo-lio's early gains, these positions were reduced in favor of semiconductor and communications stocks.

Current Strategy
  . We have maintained the outlook that the U.S. economy was stronger than most observers had originally thought, and we are now seeing evidence of this in economic data and in corporate earnings. At the same time, the global economy is recovering, which has broadened investor interest away from the megacap and technology stocks, which have been fueling most of the market's gains during 1998.
  . While we have broadened the sector allocations into more cyclical sectors, we continue to concentrate on the technology and communications trends that are consuming much of corporate spending. Within these two sectors, we have allocated capital towards the companies that are providing the Internet infrastructure, as it remains unclear as to who the winners will be in the consumer Internet space. Thus, we have increased positions in semiconductors, networking equipment, and telecommunications.
  . The strong performance during the first half of 1999 has caused an even sharper focus on the valuations of the holdings in the Portfolio. We have not been afraid to realize gains on some of our best performing stocks, but we remain encouraged that we can find companies with excellent growth prospects at reasonable prices in a broad range of economic sectors.

--------------------------------------------------------------------------------
Fund Information (All data are as of 6/30/99)        Total Net Assets 32,095,895
--------------------------------------------------------------------------------

Top 10 Holdings
Name                                      % Fund
1    Lam Research Corp.                     1.3%
2    Atmel Corp.                            1.1
3    International Business Machine Corp.   1.1
4    Maxim Integrated Products. Inc.        1.1
5    Micrel, Inc                            1.1
6    Paine Webber Group Inc.                1.1
7    Taiwan Semiconductor                   1.1
     Manufacturing Co. Ltd.
8    Teradyne, Inc.                         1.1
9    TLC The Laser Center, Inc.             1.1
10   Xilink, Inc.                           1.1
                                           ----
                                           11.2%
                                           ====

Top 5 Industries
(by percentage of net assets)

Semiconductor           18.4%

Consumer Cyclicals       9.5%

Communication
Service                  7.8%

Computer Software        6.1%

Energy                   5.9%

SEC Average Annual Rates of Return
(at maximum applicable sales charge)

------------------------------------------------------------------------------------------------------
  Inception                            5 year                                                   1 year
------------------------------------------------------------------------------------------------------
   19.90%                              20.38%                                                   44.99%
------------------------------------------------------------------------------------------------------

Cumulative Total Return
(do not reflect sales charge)

------------------------------------------------------------------------------------------------------
  Inception                            5 year                                                   1 year
------------------------------------------------------------------------------------------------------
  157.61%                              20.76%                                                   51.99%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST EMERGING GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                Shares       Value

----------------------------------------------------------
Common Stocks -- 99.52%
Basic Material -- 4.11%
Abitibi-Consolidated, Inc.               9,300 $   105,788
Bemis Co., Inc.                          5,900     234,525
Bowater, Inc.                            2,000      94,500
H.B. Fuller Co.                          3,400     232,475
International Paper Co.                  4,000     202,000
Smurfit-Stone Container Corp. @         14,600     300,212
Weyerhaeuser Co.                         2,200     151,250
                                               -----------
                                                 1,320,750
                                               -----------
Biotechnology -- 3.25%
Cephalon, Inc. @                        10,000     173,750
COR Therapeutics, Inc. @                12,200     179,950
IDEC Pharmaceuticals Corp. @             4,200     323,662
MedImmune, Inc. @                        4,100     277,775
Trimeris, Inc. @                         6,100      88,450
                                               -----------
                                                 1,043,587
                                               -----------
Capital Goods -- 4.08%
Advanced Energy Industries, Inc. @       5,700     231,206
AlliedSignal, Inc.                       2,500     157,500
Ingersoll-Rand Co.                       1,500      96,938
Millipore Corp.                          6,100     247,431
Oak Industries, Inc.                     4,300     187,856
Pall Corp.                              10,600     235,188
The DII Group, Inc. @                    4,100     152,981
                                               -----------
                                                 1,309,100
                                               -----------
Communication Services -- 7.79%
Allegiance Telecom, Inc. @               4,300     235,962
AT&T Corp.                               5,100     284,644
Colt Telecom Group PLC @ **                900      77,738
Global TeleSystems Group, Inc. @         2,800     226,800
ICG Communications, Inc. @              12,700     271,462
Intermedia Communications, Inc. @        7,500     225,000
Nextel Communications, Inc. @            6,500     326,219
Powerwave Technologies, Inc. @           9,700     312,825
Time Warner Telecom, Inc. @                500      14,500
US LEC Corp. @                           8,100     182,250
VoiceStream Wireless Corp. @             6,200     176,312
Western Wireless Corp. @                 6,200     167,400
                                               -----------
                                                 2,501,112
                                               -----------
Computer Communications -- 4.55%
Adaptec, Inc. @                          6,900     243,656
Applied Micro Circuits Corp. @           3,600     296,100
Brocade Communications Systems, Inc. @   2,400     231,450
Extreme Networks, Inc. @                 3,100     179,994
Juniper Networks, Inc. @                   700     104,300
MMC Networks, Inc.                       5,700     255,075
Redback Networks, Inc. @                 1,200     150,675
                                               -----------
                                                 1,461,250
                                               -----------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST EMERGING GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                    Shares       Value

--------------------------------------------------------------
Computer Software -- 6.12%
Aspect Development, Inc. @                   6,300 $   116,550
Citrix Systems, Inc. @                       2,900     163,850
Compuware Corp. @                            4,800     152,700
Digital River, Inc. @                        2,000      59,450
Inet Technologies, Inc. @                    8,200     196,800
Micromuse, Inc. @                            6,500     324,187
New Era of Networks, Inc. @                  3,500     153,781
Persistance Software, Inc. @                 8,800     119,900
Rational Software Corp. @                    6,200     204,213
Siebel Systems, Inc. @                       2,900     192,488
Verity, Inc. @                               5,200     281,775
                                                   -----------
                                                     1,965,694
                                                   -----------
Consumer Cyclicals -- 9.53%
American Eagle Outfitters, Inc. @            4,800     218,400
AnnTaylor Stores Corp. @                     6,000     270,000
Digital Island, Inc. @                       8,500     152,469
Hasbro, Inc.                                 5,100     142,481
iXL Enterprises, Inc. @                      3,600      96,750
Linens 'n Things, Inc. @                     3,300     144,375
Nielsen Media Research, Inc.                 5,800     169,650
Pacific Sunwear of California, Inc. @       12,450     303,469
Park Place Entertainment Corp. @            16,200     156,937
SalesLogix Corp. @                          10,300     153,212
Stamps.Com, Inc. @                           9,900     173,250
Sunglass Hut International, Inc. @           8,100     139,219
Tandy Corp.                                  6,800     332,350
The Children's Place Retail Stores, Inc. @   7,200     291,600
Tiffany & Co.                                3,300     316,077
                                                   -----------
                                                     3,060,239
                                                   -----------
Consumer Staples -- 3.91%
Buca, Inc. @                                 9,900     163,350
Outback Steakhouse, Inc. @                   4,500     176,906
P.F. Changs China Bistro, Inc. @             8,300     179,488
Radio One, Inc. @                            4,300     199,950
RCN Corp. @                                  2,200      91,575
Rubio's Restaurants, Inc. @                 13,400     206,862
Whole Foods Market, Inc. @                   4,900     235,506
                                                   -----------
                                                     1,253,637
                                                   -----------
Diversified Commercial Services -- 0.95%
Dendrite International, Inc. @               2,200      79,475
Exchange Applications, Inc. @                5,500     224,125
                                                   -----------
                                                       303,600
                                                   -----------
EDP Peripherals -- 0.68%
Network Appliance, Inc. @                    3,900     217,913
                                                   -----------
EDP Services -- 0.66%
Harbinger Corp. @                            9,200     115,000
nFront, Inc. @                               6,400      97,200
                                                   -----------
                                                       212,200
                                                   -----------

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                                                                              5

NORTHSTAR GALAXY TRUST EMERGING GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                          Shares       Value

--------------------------------------------------------------------
Electronic Data Processing -- 1.05%
International Business Machines Corp.              2,600 $   336,050
                                                         -----------
Electronic Production/Equipment -- 5.85%
Applied Materials, Inc. @                          2,500     184,688
Credence Systems Corp. @                           7,200     267,300
Lam Research Corp. @                               8,600     401,512
Novellus Systems, Inc. @                           4,600     313,950
Taiwan Semiconductor Manufacturing Co. Ltd. @ **  10,300     350,200
Teradyne, Inc. @                                   5,000     358,750
                                                         -----------
                                                           1,876,400
                                                         -----------
Energy -- 5.93%
Anadarko Petroleum Corp.                           7,000     257,687
Apache Corp.                                       3,800     148,200
Basin Exploration, Inc. @                          3,500      70,219
BJ Services Co. @                                 11,200     329,700
Global Industries Ltd., Inc. @                    13,600     174,250
Louis Dreyfus Natural Gas Corp. @                  7,000     150,938
Smith International, Inc.                          6,500     282,344
Stone Energy Corp. @                               6,500     275,437
Vastar Resources, Inc.                             4,100     214,994
                                                         -----------
                                                           1,903,769
                                                         -----------
Financial -- 4.19%
CompuCredit Corp. @                               14,000     266,000
Knight/Trimark Group, Inc. @                       3,800     229,188
Nationwide Financial Services, Inc.                5,900     266,975
Paine Webber Group, Inc.                           7,500     350,625
The Charles Schwab Corp.                           2,100     230,737
                                                         -----------
                                                           1,343,525
                                                         -----------
Hospital/Nursing Management -- 1.86%
Columbia/HCA Healthcare Corp.                     10,300     234,969
LifePoint Hospitals, Inc. @                       14,042     188,689
Triad Hospitals, Inc. @                           12,842     173,367
                                                         -----------
                                                             597,025
                                                         -----------
Internet Services -- 4.52%
AboveNet Communications, Inc. @                    4,400     177,650
AppNet Systems, Inc. @                            10,500     141,094
Ask Jeeves, Inc. @                                   500       7,000
Exodus Communications, Inc. @                      2,800     335,825
F5 Networks, Inc. @                                7,600     311,600
Inktomi Corp. @                                    2,100     274,181
Ramp Networks, Inc. @                             14,200     203,237
                                                         -----------
                                                           1,450,587
                                                         -----------
Managed Health Care -- 1.60%
Coventry Health Care, Inc. @                      13,100     143,281
Foundation Health Systems, Inc. @                  9,300     139,500
Oxford Health Plans, Inc. @                       14,800     230,325
                                                         -----------
                                                             513,106
                                                         -----------
Medical Electronics -- 0.35%
VISX, Inc. @                                       1,400     110,863
                                                         -----------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST EMERGING GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                               Shares       Value

---------------------------------------------------------
Medical Specialties -- 2.62%
Boston Scientific Corp. @               6,200 $   272,412
MiniMed, Inc. @                         3,200     246,200
Xomed Surgical Products, Inc. @         6,650     323,772
                                              -----------
                                                  842,384
                                              -----------
Medical/Nursing Services -- 1.64%
Apria Healthcare Group, Inc. @         10,700     181,900
TLC The Laser Center, Inc. @            7,200     345,600
                                              -----------
                                                  527,500
                                              -----------
Metal Fabrications -- 0.94%
CommScope, Inc. @                       9,800     301,350
                                              -----------
Pharmaceuticals -- 0.63%
King Pharmaceuticals, Inc. @            7,800     201,825
                                              -----------
Semiconductor -- 18.42%
Alpha Industries, Inc.                  5,200     247,650
Altera Corp. @                          4,400     161,975
Anadigics, Inc. @                       5,500     203,500
Analog Devices, Inc. @                  6,500     326,219
Atmel Corp. @                          13,700     358,769
Broadcom Corp. @                        1,800     260,212
Conexant Systems, Inc. @                3,700     214,831
Cypress Semiconductor Corp. @          17,900     295,350
GlobeSpan, Inc. @                       2,500      99,375
Hi/Fn, Inc. @                           3,500     266,437
Lattice Semiconductor Corp. @           5,300     329,925
Maker Communications, Inc. @           10,000     310,000
Maxim Integrated Products, Inc. @       5,500     365,750
Micrel, Inc. @                          4,600     340,400
Micron Technology, Inc.                 5,400     217,687
National Semiconductor Corp. @          7,900     199,969
PMC-Sierra, Inc. @                      5,600     330,050
SDL, Inc. @                             3,000     153,188
Semtech Corp. @                         5,200     271,050
TriQuint Semiconductor, Inc. @          4,700     267,019
Vitesse Semiconductor Corp. @           4,900     330,444
Xilinx, Inc. @                          6,300     360,675
                                              -----------
                                                5,910,475
                                              -----------
Services to Health Industry -- 0.13%
Albany Molecular Research, Inc. @       1,400      41,650
                                              -----------
Telecommunications -- 0.37%
Viatel, Inc. @                          2,100     117,863
                                              -----------
Telecommunications Equipment -- 2.26%
ADTRAN, Inc. @                          5,600     203,700
CIENA Corp. @                           2,200      66,413
Digital Microwave Corp. @              12,100     154,275
General Instrument Corp. @              7,100     301,750
                                              -----------
                                                  726,138
                                              -----------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST EMERGING GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                   Shares/Principal Amount       Value

-------------------------------------------------------------------------------
Transportation -- 0.88%
Forward Air Corp. @                                         10,100 $   284,063
                                                                   -----------
Utilities -- 0.65%
El Paso Energy Corp.                                         5,900     207,606
                                                                   -----------
Total Common Stocks
(cost $24,973,891)                                                  31,941,261
                                                                   -----------
Total Investment Securities -- 99.52%
(cost $24,973,891)                                                  31,941,261
Repurchase Agreement -- 0.95%
Agreement with State Street Bank and
Trust bearing interest at 4.70% dated
6/30/99, to be repurchased 7/01/99 in the
amount of $305,040 and collateralized by
$310,000 U.S. Treasury Notes, 6.375% due
1/15/00, value $314,559
(cost $305,000)                                           $305,000     305,000
Liabilities in excess of other assets --
 (0.47%)                                                              (150,366)
                                                                   -----------
Net Assets -- 100.00%                                              $32,095,895
                                                                   ===========

@ Non-income producing security.
**American Depositary Receipts.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST
GROWTH + VALUE PORTFOLIO

                                                                          [LOGO]

The Markets
  . The U.S. equity markets continued to exhibit strength during the first half of 1999. Especially notable was the resurgence of small and mid cap stocks, during the second quarter the Russell 2000 returned 15.55% and the S&P Midcap Index returned 14.75%, compared to a return of 7.05% for the S&P 500.
  . Both individual and institutional investors recognized and rewarded the superior fundamental characteristics that were in place in smaller company stocks. By providing the needed liquidity, these investors helped push small company stocks higher and into a market leadership role for the first time in two years.
  . Investors grew cautious mid-way through the second quarter after the long bond yield surpassed the 6% level and the April Consumer Price Index re-port (CPI) was much higher than expected. Even though a 25 basis point rate hike ensued, investors inflationary worries were put at ease follow-ing a more favorable May CPI figure and some reassuring words from Federal Reserve Chairman Alan Greenspan, indicating the Federal Reserve was adopt-ing a neutral stance regarding further rate hikes.

The Fund
  . The Northstar Galaxy Trust Gowth + Value portfolio returned 23.54% for the first half of 1999 while the Russell 2000 returned 9.28% for the same pe-riod.
  . Overall, specialized medical and technology stocks helped lead the Portfo-lio higher. Some of the strongest performers were Gemstar International, Ameritrade Holding Corp., MiniMed Inc., Qlogic Corp. and VISX Inc. Those issues which performed poorly include Amgen, Mindspring Enterprises, CSG Systems International and Tarrant Apparel Group.

Current Strategy
  . The current earnings environment is ideal. Not only are corporate profits strong, the analyst community continues to forecast that they will con-tinue to grow through the fourth quarter. With a domestic economy that continues to grow at a steady pace, combined with a stable interest rate environment, our long-term market outlook remains strongly bullish.
  . Our short-term outlook is not as optimistic. We are entering the time of year when the market is all too often eager to take profits. With institu-tional investors locking in many of their gains from the first half of the year, we expect market volatility to increase substantially in the early Fall. As usual, technology companies trading at extremely high valuations will be most vulnerable.
  . As a result, our model is getting more selective and thus concentrating the portfolio into fewer stocks. The average capitalization of the Fund will continue to decrease as we look to benefit from the markets continued rotation into smaller company stocks. Our model continues to stress growth characteristics including earnings surprises, analyst upward revisions, expanding profit margins, and current quarter verses four quarters prior growth (to reduce the effect of seasonal variables on earnings growth).
--------------------------------------------------------------------------------
Fund Information (All data are as of 6/30/99)       Total Net Assets $51,381,978
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                  % Fund
1    VISX, Inc.                          5.3%
2    American Eagle Outfitters, Inc.     4.8
3    Nokia Corp.                         4.4
4    Qlogic Corp.                        4.3
5    EMC Corp.                           4.2
6    Macromedia, Inc.                    4.1
7    The Gap, Inc.                       3.7
8    Ameritrade Holding Corp.            3.3
9    MedImmune, Inc.                     3.3
10   Citrix Systems, Inc.                3.2
                                        ----
                                        40.6%
                                        ====

Top 5 Industries
(by percentage of net assets)


EDP Peripherals         14.1%


Consumer Cyclicals      12.3%

Computer Software       11.1%

Biotechnology            8.9%


Medical Electronics      6.9%

SEC Average Annual Rates of Return
(at maximum applicable sales charge)

-------------------------------------------------------------------------------------------------------------
                     Inception                                 1 year                                  5 year
-------------------------------------------------------------------------------------------------------------
                        22.18%                                 33.64%                                  22.86%
-------------------------------------------------------------------------------------------------------------

Cumulative Total Return
(do not reflect sales charge)
-------------------------------------------------------------------------------------------------------------
                     Inception                                 1 year                                  5 year
-------------------------------------------------------------------------------------------------------------
                       183.60%                                 40.64%                                 183.91%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST GROWTH + VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                  Shares       Value

------------------------------------------------------------
Common Stocks -- 101.00%
Biotechnology -- 8.86%
Amgen, Inc. @                             22,600 $ 1,375,775
Icos Corp. @                              36,700   1,497,819
MedImmune, Inc. @                         24,800   1,680,200
                                                 -----------
                                                   4,553,794
                                                 -----------
Capital Goods -- 2.07%
Jabil Circuit, Inc. @                     23,600   1,064,950
                                                 -----------
Clothing/Shoe/Accessory Stores -- 3.72%
The Gap, Inc.                             37,950   1,911,731
                                                 -----------
Computer Communications -- 2.89%
Adaptec, Inc. @                           42,100   1,486,656
                                                 -----------
Computer Software -- 11.11%
Citrix Systems, Inc. @                    29,500   1,666,750
Clarify, Inc. @                           28,500   1,175,625
Macromedia, Inc. @                        59,900   2,111,475
Mercury Interactive Corp. @               21,400     757,025
                                                 -----------
                                                   5,710,875
                                                 -----------
Computer/Video Chains -- 2.76%
Best Buy Co., Inc. @                      21,000   1,417,500
                                                 -----------
Consumer Cyclicals -- 12.29%
Abercrombie & Fitch Co. @                 21,200   1,017,600
American Eagle Outfitters, Inc. @         54,000   2,457,000
AnnTaylor Stores Corp. @                  10,200     459,000
Gemstar International Group Ltd. @        22,200   1,448,550
Tarrant Apparel Group @                   41,000     932,750
                                                 -----------
                                                   6,314,900
                                                 -----------
Diversified Commerical Services -- 3.36%
Catalina Marketing Corp. @                10,400     971,831
CMGI, Inc. @                               6,600     752,813
                                                 -----------
                                                   1,724,644
                                                 -----------
EDP Peripherals -- 14.13%
Electronics for Imaging, Inc. @           24,600   1,263,825
EMC Corp.                                 39,300   2,161,500
Lexmark International Group, Inc. @       16,800   1,109,850
MTI Technology Corp. @                    41,000     535,562
QLogic Corp. @                            16,600   2,191,200
                                                 -----------
                                                   7,261,937
                                                 -----------
Electronic Components -- 2.53%
Power Integrations, Inc. @                17,800   1,301,625
                                                 -----------
Generic Drugs -- 2.18%
Andrx Corp. @                             14,500   1,118,313
                                                 -----------
Health Industry Services -- 0.53%
Priority Healthcare Corp. @                7,839     270,446
                                                 -----------
Insurance Broker/Services -- 2.93%
E.W. Blanch Holdings, Inc.                22,100   1,506,944
                                                 -----------
Internet Services -- 2.80%
BroadVision, Inc. @                       19,500   1,438,125
                                                 -----------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST GROWTH + VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                   Shares/Principal Amount       Value

-------------------------------------------------------------------------------
Investment Bankers/Brokers/Services --
 3.30%
Ameritrade Holding Corp. @                                  16,000 $ 1,696,000
                                                                   -----------
Medical/Dental Distributors -- 0.70%
Bindley Western Industries, Inc.                            15,555     358,730
                                                                   -----------
Medical Electronics -- 6.85%
Colorado MedTech, Inc. @                                    37,000     811,688
VISX, Inc. @                                                34,200   2,708,212
                                                                   -----------
                                                                     3,519,900
                                                                   -----------
Medical Specialties -- 2.90%
MiniMed, Inc. @                                             19,400   1,492,587
                                                                   -----------
Medical/Nursing Services -- 1.62%
Apria Healthcare Group, Inc. @                              49,000     833,000
                                                                   -----------
Precision Instruments -- 2.38%
Waters Corp. @                                              23,000   1,221,875
                                                                   -----------
Savings & Loan -- 0.16%
PDS Financial Corp. @                                       16,400      80,975
                                                                   -----------
Semiconductor -- 2.55%
Alpha Industries, Inc.                                      27,500   1,309,687
                                                                   -----------
Shoe Manufacturing -- 2.78%
K-Swiss, Inc.                                               30,700   1,427,550
                                                                   -----------
Telecommunications Equipment -- 5.60%
Nokia Corp. **                                              24,800   2,270,750
RF Micro Devices, Inc. @                                     8,100     604,462
                                                                   -----------
                                                                     2,875,212
                                                                   -----------
Total Common Stocks
(cost $39,111,880)                                                  51,897,956
                                                                   -----------
Total Investment Securities -- 101.00%
(cost $39,111,880)                                                  51,897,956

Repurchase Agreement -- 3.51%
Agreement with State Street Bank and
Trust bearing interest at 4.70% dated
6/30/99, to be repurchased 7/01/99 in the
amount of $1,803,235 and collateralized
by $1,840,000 U.S. Treasury Notes, 6.25%
due 10/31/01 value $1,840,000
(cost $1,803,000)                                       $1,803,000   1,803,000
Liabilities in excess of other assets --
 (4.51%)                                                            (2,318,978)
                                                                   -----------
Net Assets -- 100.00%                                              $51,381,978
                                                                   ===========


@ Non-income producing security.
**American Depositary Receipts.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST
INTERNATIONAL VALUE PORTFOLIO

The Markets
  . Worldwide, developed equity markets moved modestly higher in the first half of 1999. For the six months ended June 30, 1999, the Morgan Stanley Capital International (MSCI) EAFE Index gained 3.97% in U.S. dollar terms.
  . Among developed foreign markets, Japanese stocks rose 20.72% in U.S. dol-lar terms, as the Japanese government proposed to address economic and banking problems. European markets, however, were generally lower, amid investor concern about the conflict in Kosovo, prolonged weakness in the euro, and relatively tepid growth in Germany and Italy. Measured in U.S. dollars, the MSCI Europe Index fell (2.41%) for the first half of 1999.
  . Emerging markets continued their strong recovery. For the six months end-ing June 30th, the MSCI EMF benchmark rose 39.87% in dollar terms. The MSCI Pacific Free Index (ex Japan) climbed 22.75% for the same period, led by strong performances in Indonesia and Thailand. Stocks in Hong Kong and China also posted solid gains. In Latin America, equity markets rallied on the back of a surge in energy prices and early signs of an economic recov-ery in Brazil. Over the semiannual period, the MSCI Free Latin America In-dex gained 31.02% in U.S. dollars, led by strength in Argentina and Vene-zuela.

The Fund
  . The Fund finished well ahead of the MSCI EAFE benchmark with a return of
    20.36%.
  . The Lipper Index of International Equity returned 6.90% for the period.
  . Geographically, Fund holdings in South Africa, Venezuela, Argentina, and
    Mexico put in the strongest performances, while holdings in several Euro-pean countries finished the period with negative returns. On a sector ba-sis, Materials and Commodities sectors saw the strongest gains.

Current Strategy
  .  It has been two years since the global economic crisis first erupted in
    Asia. In the meantime, financial markets worldwide have been in a state of flux and many traditional economic relationships have been turned upside down. While it is too early to say with certainty that the crisis has passed, it now appears the global economic environment may be returning to something approaching "normalcy." This is not to suggest that world stock prices will not continue to be volatile, or that countries and regions will not experience the usual economic ups and downs. It also does not en-sure that the global economy is necessarily out of the woods.
  . As value investors, we welcome this return to more normal conditions.
    Speculative fervor is never healthy for any nation's economy or markets. However, we believe that the disruptions caused by the global financial crisis created abnormally attractive opportunities for investors inter-ested in buying good businesses at reasonable prices. As such, we expect above average performance over time for value investors patient enough to endure this most unusual of global economic environments.
--------------------------------------------------------------------------------
Fund Information (All data are as of 6/30/99)       Total Net Assets $18,139,637
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                % Fund
1    Deutsche Telecom AG               3.8%
2    Hitachi Ltd.                      3.6
3    HSBC Holdings PLC                 3.2
4    Development Bank of Singapore     3.1
5    Telefonos de Mexico SA            3.1
6    Alcatel Alsthom SA                3.0
7    Elf Aquitaine SA                  2.9
8    Telecom Italia SpA                2.9
9    Kyocera Corp.                     2.7
10   Tokio Marine & Fire Insurance     2.6
                                      ----
                                      30.9%
                                      ====

Top 5 Countries
(by percentage of net assets)

United
Kingdom 21.0%

Japan   16.4%

France  7.1%

Brazil  6.6%

Denmark 6.6%
SEC Average Annual Rates of Return
(at maximum applicable sales charge)

------------------------------------------
                                 Inception
------------------------------------------
                                    17.46%
------------------------------------------
------------------------------------------
                                 1 year
------------------------------------------
                                 15.92%
------------------------------------------

Cumulative Total Return
(do not reflect sales charge)
------------------------------------------
                                 Inception
------------------------------------------
                                    42.55%
------------------------------------------
------------------------------------------
                                 1 year
------------------------------------------
                                 22.92%
------------------------------------------

     ------------------------------------------------------------     ---------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Country                              Value % of Net Assets
----------------------------------------------------------
Austria                        $   102,322           0.56%
Brazil                           1,195,175           6.59
Denmark                            300,657           1.66
France                           1,279,523           7.05
Germany                          1,027,975           5.67
Hong Kong                        1,032,186           5.69
Italy                              874,041           4.82
Japan                            2,971,625          16.38
Korea                              300,500           1.66
Mexico                             565,688           3.12
Netherlands                        690,978           3.81
Singapore                          762,020           4.20
South Africa                       502,428           2.77
Spain                              261,970           1.44
Switzerland                        233,233           1.29
United Kingdom                   3,973,308          21.90
Venezuela                          312,558           1.72
Other assets less liabilities    1,753,450           9.67
                               -----------         -------
Net Assets                     $18,139,637         100.00%
                               ===========         =======

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                                  Shares       Value

----------------------------------------------------------------------------
Common Stocks -- 85.48%
Automobiles -- 2.14%
Bayer Motoren Werk AG (United Kingdom)                       250 $   171,894
Compagnie Generale des Etablissements Michelin (France)    5,300     216,738
                                                                 -----------
                                                                     388,632
                                                                 -----------
Banking -- 9.22%
Argentaria SA (Spain)                                      9,800     222,756
Den Danske Bank A/S (Denmark)                              2,780     300,657
Development Bank of Singapore Ltd. (Singapore)            46,260     565,340
HSBC Holdings PLC @ (United Kingdom)                      16,000     583,611
                                                                 -----------
                                                                   1,672,364
                                                                 -----------
Beverages/Tobacco -- 4.61%
British America Tobacco PLC (United Kingdom)              26,600     250,941
Diageo PLC (United Kingdom)                               38,691     406,476
Japan Tobacco, Inc. (Japan)                                    5      55,386
South African Breweries PLC @ (South Africa)              14,100     123,794
                                                                 -----------
                                                                     836,597
                                                                 -----------
Chemicals -- 4.23%
BASF AG (Germany)                                          7,600     335,706
BOC Group PLC (United Kingdom)                            11,800     231,009
Imperial Chemical Industries PLC (United Kingdom)         20,300     200,467
                                                                 -----------
                                                                     767,182
                                                                 -----------
Electrical & Electronics -- 8.50%
Alcatel Alsthom SA (France)                                3,800     534,702
Hitachi Ltd. (Japan)                                      70,000     656,774
Matsushita Electric Industrial Co. Ltd. (Japan)           18,000     349,674
                                                                 -----------
                                                                   1,541,150
                                                                 -----------
Energy -- 5.42%
Elf Aquitaine SA (France)                                  3,600     528,084
ENI SpA (Italy)                                           58,000     346,180
Nippon Oil Co. Ltd. (Japan)                               26,000     109,614
                                                                 -----------
                                                                     983,878
                                                                 -----------
Food & Household Products -- 1.31%
Reckitt & Colman PLC (United Kingdom)                     22,700     237,048
                                                                 -----------
Industrial Components -- 2.72%
Kyocera Corp. (Japan)                                      8,400     493,015
                                                                 -----------
Insurance -- 8.20%
Allied Zurich (United Kingdom)                            22,700     285,353
ING Groep NV (Netherlands)                                 8,254     446,703
Royal & Sun Alliance PLC (United Kingdom)                 31,954     286,339
Tokio Marine & Fire Insurance Co. (Japan)                 43,100     468,517
                                                                 -----------
                                                                   1,486,912
                                                                 -----------
Machinery & Engineering -- 6.92%
BTR Siebe (United Kingdom)                                88,242     417,274
Canon, Inc. (Japan)                                        4,000     115,070
Komatsu (Japan)                                           44,000     281,161
Mitsubishi Heavy Industries Ltd. (Japan)                 109,000     442,415
                                                                 -----------
                                                                   1,255,920
                                                                 -----------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                                Shares        Value

---------------------------------------------------------------------------
Materials & Commodities -- 2.09%
De Beers Centenary AG (South Africa)                    15,800 $    378,635
                                                               ------------
Merchandising -- 2.19%
Marks & Spencer PLC (United Kingdom)                    68,900      397,489
                                                               ------------
Metals -- Steel -- 2.10%
British Steel PLC (United Kingdom)                     147,500      381,876
                                                               ------------
Multi-Industry -- 6.77%
Citic Pacific Ltd. (Hong Kong)                          73,000      232,871
First Pacific Co. Ltd. @ (Hong Kong)                    32,454       27,607
Hutchison Whampoa Ltd. (Hong Kong)                      41,500      375,760
Jardine Matheson Holdings Ltd. (Singapore)              39,336      196,680
Swire Pacific Ltd. (Hong Kong)                          80,000      395,948
                                                               ------------
                                                                  1,228,866
                                                               ------------
Telecommunications -- 14.84%
Compania Anonima Nacional Telefonos de Venezuela **
(Venezuela)                                             11,470      312,558
Deutsche Telekom AG (Germany)                           16,500      692,267
Korea Telecom Corp. @ ** (South Korea)                   2,900      116,000
Royal PTT Nederland NV (Netherlands)                     5,208      244,274
Swisscom AG @ (Switzerland)                                620      233,233
Telecom Italia SpA (Italy)                              50,800      527,861
Telefonos de Mexico SA ** (Mexico)                       7,000      565,688
                                                               ------------
                                                                  2,691,881
                                                               ------------
Utilities -- 0.68%
National Power PLC (United Kingdom)                     17,000      123,531
                                                               ------------
Utilities -- Electrical & Gas -- 3.54%
Centrais Eletricas Brasileiras SA ** (Brazil)           35,100      311,512
Centrais Geradoras do Sul do Brasil SA @ ** (Brazil)     1,090        4,150
EVN Energie-Versorgung Niederoesterreich AG (Austria)      700      102,322
Korea Electric Power Corp. ** (South Korea)              9,000      184,500
Union Electrica Fenosa SA (Spain)                        3,000       39,214
                                                               ------------
                                                                    641,698
                                                               ------------
Total Common Stocks
(cost $13,271,859)                                               15,506,674
                                                               ------------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                                     Shares       Value

-------------------------------------------------------------------------------
Preferred Stocks -- 4.85%
Banking -- 1.04%
Banco Bradesco SA ** (Brazil), $0.1356                       37,700 $   189,250
                                                                    -----------
Beverages/Tobacco -- 1.45%
Companhia Cervejaria Brahma ** (Brazil), $0.1598             23,200     262,450
                                                                    -----------
Energy -- 1.89%
Petroleo Brasileiro SA ** (Brazil), $0.305344                22,200     341,838
                                                                    -----------
Telecommunications -- 0.47%
Embratel Participacoes SA ** (Brazil), $0.2304                1,020      14,153
Tele Celular Sul Participacoes SA ** (Brazil), $0.0932          102       2,212
Tele Centro Oeste Celular Participacoes SA ** (Brazil),
$0.3139                                                         340       1,339
Tele Centro Sul Participacoes SA ** (Brazil), $1.02             204      11,322
Tele Leste Celular Participacoes SA ** (Brazil), $0.6731         20         595
Tele Nordeste Celular Participacoes SA ** (Brazil), $0.9942      51       1,377
Tele Norte Celular Participacoes SA ** (Brazil), $0.3101         20         541
Tele Norte Leste Participacoes SA ** (Brazil), $0.3872        1,020      18,934
Telemig Celular Participacoes SA ** (Brazil), $0.3341            51       1,256
Telesp Celular Participacoes ** (Brazil), $0.6552               408      10,914
Telesp Participacoes SA ** (Brazil), $1.21                    1,020      23,332
                                                                    -----------
                                                                         85,975
                                                                    -----------
Total Preferred Stocks
(cost $836,855)                                                         879,513
                                                                    -----------
Total Investment Securities -- 90.33%
(cost $14,108,714)                                                   16,386,187
Other assets less liabilities -- 9.67%                                1,753,450
                                                                    -----------
Net Assets -- 100.00%                                               $18,139,637
                                                                    ===========

@ Non-income producing security.
**American Depositary Receipts.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST
RESEARCH ENHANCED INDEX PORTFOLIO

                                                                          [LOGO]

The Markets
  . During the first half of the year, the S&P 500 rose 12.3% and hit an all time new high on the last day of June. During this time period, we saw a shift in performance from growth stocks to value stocks. The S&P Value In-dex finished the first half of the year up 14%, while the S&P Growth Index was up only 11% for the same time period. The global economy and interest rates were the major issues during the time period. The global economy ap-pears to be gaining strength after experiencing lackluster growth in 1998 and interest rates have risen.12

The Portfolio
  . The Portfolio's return of (0.16%) slightly underperformed the S&P 500
    Index's return of 3.06% since the Portfolio's change of investment objec-tive and strategy on April 30, 1999. The U.S. equity market was heavily impacted in May by the Federal Reserve's decision to adopt a tightening bias. The market broadened out, however, as investors moved away from the high multiple growth stocks in favor of more economically-sensitive cycli-cal stocks. This broadening effect was favorable to the portfolio as it benefited as much from being underweight to many of the former market leaders such as GE and Microsoft as it did from being overweight to many of the formerly overlooked non-Nifty Fifty names. The Portfolio's perfor-mance was positively impacted by our stock selection decisions, particu-larly in the Drugs, Services and Consumer Stable industries. We believe the portfolio remains well positioned in the coming months to take advan-tage of the valuation correction of the Nifty Fifty stocks.

Current Strategy
  . We expect the market broadening that began in the second quarter to con-
    tinue. The largest stocks still trade at a very large premium to the rest of the market. We will continue to maintain our conviction that the market leaders are over-priced and invest the majority of the Portfolio in the broader market. As always, we will remain sector and factor neutral rela-tive to the benchmark and continue to focus solely on stock selection.
--------------------------------------------------------------------------------
Fund Information (All data are as of 6/30/99)       Total Net Assets $24,640,870
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                        % Fund
1    Microsoft Corp.                           3.8%
2    General Electric Co.                      2.6
3    International Business Machines Corp.     2.5
4    Cisco Systems, Inc.                       2.2
5    Intel Corp.                               2.1
6    Lucent Technologies, Inc.                 2.1
7    Wal-Mart Stores, Inc.                     2.1
8    Citigroup, Inc.                           1.8
9    MCI WorldCom, Inc.                        1.8
10   Bristol-Myers Squibb Co.                  1.7
                                              ----
                                              22.7%
                                              ====

Top 5 Industries
(by percentage of net assets)

Technology              17.7%

Finance                 11.4%

Drugs                    8.9%


Telecommunications       7.9%

Multi-Industry           7.7%

SEC Average Annual Rates of Return
(at maximum applicable sales charge)

-------------------------------------------------------------------------------------------------------------
                                                                    5
                     Inception                                  years                                 1 year
-------------------------------------------------------------------------------------------------------------
                         6.40%                                  7.01%                                 (8.84%)
-------------------------------------------------------------------------------------------------------------

Cumulative Total Return
(do not reflect sales charge)
-------------------------------------------------------------------------------------------------------------
                                                                    5
                     Inception                                  years                                 1 year
-------------------------------------------------------------------------------------------------------------
                        40.47%                                 36.51%                                 (2.35%)
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST RESEARCH ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                              Shares       Value

--------------------------------------------------------
Common Stocks -- 92.54%
Basic Industry -- 2.78%
Alcan Aluminum Ltd.                      10  $       319
Alcoa, Inc.                           1,400       86,625
Allegheny Teledyne, Inc.                810       18,326
Bowater, Inc.                           120        5,670
Champion International Corp.            100        4,788
E. I. du Pont de Nemours and Co.        500       34,156
Fort James Corp.                        600       22,725
Freeport-McMoRan Copper & Gold, Inc.  1,120       20,090
Georgia-Pacific Corp.                   200        9,475
IMC Global, Inc.                        600       10,575
International Paper Co.               1,100       55,550
Louisiana-Pacific Corp.                 250        5,938
Lyondell Chemical Co.                   700       14,437
Nalco Chemical Co.                      230       11,931
Nucor Corp.                             400       18,975
PPG Industries, Inc.                    900       53,156
Rohm and Haas Co.                     1,300       55,737
Smurfit-Stone Container Corp. @         590       12,132
Solutia, Inc.                           600       12,788
Temple-Inland, Inc.                     130        8,873
The Dow Chemical Co.                  1,200      152,250
Union Carbide Corp.                     700       34,125
USG Corp.                               110        6,160
USX-U. S. Steel Group                   400       10,800
Weyerhaeuser Co.                        300       20,625
                                             -----------
                                                 686,226
                                             -----------
Capital Goods -- 1.28%
Cooper Industries, Inc.                 400       20,800
Deere & Co.                           1,000       39,625
Dover Corp.                             700       24,500
Eaton Corp.                             300       27,600
Emerson Electric Co.                  1,900      119,462
Hubbell, Inc.                           200        9,075
Ingersoll-Rand Co.                      300       19,388
PACCAR, Inc.                            300       16,013
Parker-Hannifin Corp.                   400       18,300
W.W. Grainger, Inc.                     400       21,525
                                             -----------
                                                 316,288
                                             -----------
Cyclical -- 2.21%
Centex Corp.                            100        3,756
Dana Corp.                              500       23,031
Delphi Automotive Systems Corp. @     2,059       38,223
Ford Motor Co.                        3,600      203,175
General Motors Corp.                  2,100      138,600
Genuine Parts Co.                       600       21,000
Jones Apparel Group, Inc. @             400       13,725
Lear Corp. @                            190        9,453
Leggett & Platt, Inc.                   600       16,687
Mattel, Inc.                          1,300       34,369

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST RESEARCH ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                         Shares       Value

---------------------------------------------------
Cyclical -- continued
The Goodyear Tire & Rubber Co.     500  $    29,406
The Sherwin-Williams Co.           500       13,875
                                        -----------
                                            545,300
                                        -----------
Drugs -- 8.86%
Abbott Laboratories              3,800      172,900
American Home Products Corp.     4,100      235,750
Amgen, Inc. @                    1,600       97,400
Bristol-Myers Squibb Co.         5,800      408,537
Chiron Corp. @                     600       12,450
Eli Lilly & Co.                  3,500      250,687
Forest Laboratories, Inc. @        300       13,875
Genzyme Corp. @                    300       14,550
Genzyme Surgical Products @         54          237
Johnson & Johnson                1,400      137,200
MedImmune, Inc. @                  200       13,550
Merck & Co., Inc.                3,400      251,600
Monsanto Co.                     2,000       78,875
Pfizer, Inc.                     1,600      175,600
Schering-Plough Corp.            2,300      121,900
Warner-Lambert Co.               2,700      187,313
Watson Pharmaceuticals, Inc. @     300       10,519
                                        -----------
                                          2,182,943
                                        -----------
Energy -- 5.61%
Amerada Hess Corp.                 200       11,900
Atlantic Richfield Co.             490       40,946
Chevron Corp.                    1,500      142,781
Conoco, Inc.                       500       13,937
Cooper Cameron Corp. @             100        3,706
Diamond Offshore Drilling, Inc.    200        5,675
ENSCO International, Inc.          400        7,975
Exxon Corp.                      4,800      370,200
Global Marine, Inc.                460        7,101
Mobil Corp.                      2,900      287,100
Phillips Petroleum Co.             700       35,219
R&B Falcon Corp. @                 400        3,750
Royal Dutch Petroleum Co. **     5,600      337,400
Smith International, Inc.          100        4,344
Texaco, Inc.                     1,400       87,500
Tosco Corp.                        400       10,375
Ultramar Diamond Shamrock Corp.    200        4,363
Unocal Corp.                       220        8,717
                                        -----------
                                          1,382,989
                                        -----------
Finance -- 11.39%
American Express Co.               740       96,292
Associated Banc-Corp.              200        8,300
Associates First Capital Corp.   2,000       88,625
Astoria Financial Corp.            110        4,833
Bank of America Corp.            4,800      351,900
Bank One Corp.                   2,700      160,819
BankBoston Corp.                 2,000      102,250

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST RESEARCH ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                Shares       Value

----------------------------------------------------------
Finance -- continued
Charter One Financial, Inc.               500  $    13,906
Citigroup, Inc.                         9,300      441,750
Comerica, Inc.                            200       11,888
Commerce Bancshares, Inc.                 150        6,038
Compass Bancshares, Inc.                  300        8,175
Dime Bancorp, Inc.                        300        6,038
Fannie Mae                              2,800      191,450
First American Corp.                      600       24,937
First Union Corp.                       2,700      126,900
FirstMerit Corp.                          200        5,613
Franklin Resources, Inc.                  620       25,187
Freddie Mac                             1,770      102,660
Golden West Financial Corp.               200       19,600
GreenPoint Financial Corp.                300        9,844
Hibernia Corp.                            400        6,275
Household International, Inc.           1,240       58,745
Huntington Bancshares, Inc.               400       14,000
KeyCorp                                 1,200       38,550
M&T Bank Corp.                             10        5,500
Mellon Bank Corp.                       1,300       47,287
Mercantile Bankshares Corp.               200        7,075
Merrill Lynch & Co., Inc.               1,000       79,937
National City Corp.                       800       52,400
National Commerce Bancorp.                300        6,563
North Fork Bancorp., Inc.                 380        8,099
Paine Webber Group, Inc.                  400       18,700
Peoples Heritage Financial Group, Inc.    170        3,198
PNC Bank Corp.                            800       46,100
Regions Financial Corp.                   600       23,062
SouthTrust Corp.                          500       19,187
Sovereign Bancorp., Inc.                  360        4,365
Summit Bancorp.                           500       20,906
SunTrust Banks, Inc.                      900       62,494
TCF Financial Corp.                       200        5,575
The Bear Stearns Cos., Inc.               300       14,025
The Chase Manhattan Corp.                 200       17,325
The CIT Group, Inc.                       200        5,775
The FINOVA Group, Inc.                    200       10,525
The Goldman Sachs Group, Inc.           1,200       86,700
U.S. Bancorp.                           2,000       68,000
Union Planters Corp.                      400       17,875
Washington Mutual, Inc.                 1,670       59,076
Wells Fargo Co.                         4,400      188,100
Wilmington Trust Corp.                     60        3,443
                                               -----------
                                                 2,805,867
                                               -----------
Health Services -- 1.77%
Aetna, Inc.                               500       44,719
Baxter International, Inc.                100        6,063
Becton, Dickinson & Co.                   900       27,000
Boston Scientific Corp. @                 400       17,575
CIGNA Corp.                               700       62,300

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST RESEARCH ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                     Shares       Value

---------------------------------------------------------------
Health Services -- continued
Columbia/HCA Healthcare Corp.                1,900  $    43,344
HCR Manor Care, Inc. @                         400        9,675
Health Management Associates, Inc. @           860        9,675
HEALTHSOUTH Corp. @                          1,700       25,394
Humana, Inc.                                   600        7,762
Medtronic, Inc.                              1,140       88,777
PacifiCare Health Systems, Inc. @              100        7,194
PE Corp.--PE Biosystems Group                  200       22,950
Tenet Healthcare Corp. @                     1,100       20,419
United HealthCare Corp.                        410       25,676
Wellpoint Health Networks, Inc. @              200       16,975
                                                    -----------
                                                        435,498
                                                    -----------
Insurance -- 2.92%
Ambac Financial Group, Inc.                    300       17,138
American International Group, Inc.           2,100      245,831
Aon Corp.                                      900       37,125
Cincinnati Financial Corp.                     300       11,269
Marsh & McLennan Cos., Inc.                  1,000       75,500
MBIA, Inc.                                     400       25,900
Mercury General Corp.                          200        6,800
Provident Cos., Inc.                         1,200       48,000
SAFECO Corp.                                   200        8,825
The Allstate Corp.                           3,020      108,342
The Chubb Corp.                                600       41,700
The Equitable Cos., Inc.                       300       20,100
The Hartford Financial Services Group, Inc.    400       23,325
The St. Paul Cos., Inc.                        800       25,450
Torchmark Corp.                                500       17,063
Travelers Property Casualty Corp.              200        7,825
                                                    -----------
                                                        720,193
                                                    -----------
Multi-Industry -- 7.73%
AlliedSignal, Inc.                           2,000      126,000
Chattem, Inc.                                  292        9,289
Eastman Kodak Co.                            1,200       81,300
General Electric Co.                         5,700      644,100
General Motors Corp.                           400       22,500
Harris Corp.                                   300       11,756
ITT Industries, Inc.                           300       11,438
Lockheed Martin Corp.                        1,500       55,875
Raytheon Co.                                 1,300       89,537
Symbol Technologies, Inc.                      300       11,063
Tenneco, Inc.                                  700       16,713
The Boeing Co.                               3,800      167,912
The Seagram Co. Ltd.                         2,000      100,750
Tyco International Ltd.                      3,000      284,250
Waste Management, Inc.                       2,200      118,250
Xerox Corp.                                  2,600      153,562
                                                    -----------
                                                      1,904,295
                                                    -----------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST RESEARCH ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                   Shares        Value

--------------------------------------------------------------
Retail -- 6.03%
Abercrombie & Fitch Co. @                     400 $     19,200
Albertson's, Inc.                             699       36,058
AutoZone, Inc. @                              500       15,063
Costco Cos., Inc.                             310       24,819
Dayton Hudson Corp.                         1,600      104,000
Dillard's, Inc.                               400       14,050
Federated Department Stores, Inc. @           800       42,350
Hannaford Brothers Co.                        200       10,700
J. C. Penney, Inc.                            910       44,192
Kmart Corp.                                 1,800       29,588
Lowe's Cos., Inc.                             140        7,936
Nordstrom, Inc.                               500       16,750
Safeway, Inc. @                             1,800       89,100
Sears, Roebuck & Co.                        1,400       62,388
The Gap, Inc.                               2,700      136,012
The Home Depot, Inc.                        2,010      129,519
The Kroger Co.                              3,000       83,812
The May Department Stores Co.               1,200       49,050
The TJX Cos., Inc.                          1,100       36,644
Tiffany & Co.                                  40        3,860
Toys 'R' Us, Inc. @                           900       18,619
Wal-Mart Stores, Inc.                      10,600      511,450
                                                  ------------
                                                     1,485,160
                                                  ------------
Services -- 6.17%
America Online, Inc. @                      2,800      309,400
AT&T Corp. -- Liberty Media Group @         2,500       91,875
Automatic Data Processing, Inc.             1,600       70,400
Cendant Corp. @                             3,600       73,800
Comcast Corp.                               3,200      123,000
Electronic Data Systems Corp.               1,300       73,531
Equifax, Inc.                                 700       24,981
Gannett Co., Inc.                             900       64,237
Hilton Hotels Corp.                         1,200       17,025
Knight-Ridder, Inc.                           400       21,975
Mandalay Resort Group @                       390        8,239
McDonald's Corp.                            2,900      119,806
MediaOne Group, Inc. @                      2,600      193,375
Mirage Resorts, Inc. @                        860       14,405
R. R. Donnelley & Sons Co.                    600       22,238
Service Corp. International                 1,200       23,100
Starwood Hotels & Resorts Worldwide, Inc.     790       24,144
The New York Times Co.                        800       29,450
The Times Mirror Co.                          300       17,775
The Walt Disney Co.                         4,400      135,575
The Washington Post Co.                        30       16,133
Time Warner, Inc.                             640       47,040
                                                  ------------
                                                     1,521,504
                                                  ------------
Stable -- 6.80%
Bestfoods                                     800       39,600
General Mills, Inc.                           170       13,664
H.J. Heinz Co.                              1,100       55,137

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST RESEARCH ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                 Shares       Value

-----------------------------------------------------------
Stable -- continued
Hershey Foods Corp.                         300 $    17,812
Kellogg Co.                                 100       3,300
Kimberly-Clark Corp.                      1,350      76,950
Nabisco Holdings Corp.                      100       4,325
PepsiCo, Inc.                             4,400     170,225
Philip Morris Cos., Inc.                  7,300     293,369
Ralston-Ralston Purina Group Co.            800      24,350
Sara Lee Corp.                            2,100      47,644
The Clorox Co.                              300      32,044
The Coca-Cola Co.                         4,170     260,625
The Gillette Co.                          3,300     135,300
The Pepsi Bottling Group, Inc.              500      11,531
The Procter & Gamble Co.                  4,000     357,000
Unilever NV **                            1,900     132,525
                                                -----------
                                                  1,675,401
                                                -----------
Technology -- 17.72%
3Com Corp. @                              1,000      26,687
Apple Computer, Inc.                        400      18,525
Applied Materials, Inc. @                 1,000      73,875
BMC Software, Inc. @                        600      32,400
Cisco Systems, Inc. @                     8,500     548,250
Computer Associates International, Inc.   1,400      77,000
Dell Computer Corp. @                     6,700     247,900
DoubleClick, Inc. @                         100       9,175
Electronic Arts, Inc. @                     200      10,850
EMC Corp.                                 2,200     121,000
Exodus Communications, Inc. @               100      11,994
First Data Corp.                            900      44,044
Gateway, Inc. @                             400      23,600
Hewlett-Packard Co.                         850      85,425
Intel Corp.                               8,700     517,650
International Business Machines Corp.     4,700     607,475
Lucent Technologies, Inc.                 7,500     505,781
Microsoft Corp. @                        10,300     928,931
Motorola, Inc.                            1,600     151,600
National Semiconductor Corp. @              400      10,125
Quantum Corp. @                             680      16,405
Seagate Technology, Inc. @                  600      15,375
Sun Microsystems, Inc. @                  2,000     137,750
Texas Instruments, Inc.                   1,000     145,000
                                                -----------
                                                  4,366,817
                                                -----------
Telecommunications -- 7.92%
Ameritech Corp.                           2,100     154,350
AT&T Corp.                                4,500     251,156
Bell Atlantic Corp.                       4,600     300,725
BellSouth Corp.                           1,400      65,625
GTE Corp.                                 3,000     227,250
Level 3 Communications, Inc. @            1,100      66,069
MCI WorldCom, Inc. @                      5,000     430,313
Nortel Networks Corp.                       100       8,681

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST RESEARCH ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                               Shares/Principal Amount        Value

---------------------------------------------------------------------------
Telecommunications -- continued
SBC Communications, Inc.                                 6,300 $    365,400
U S West, Inc.                                           1,400       82,250
                                                               ------------
                                                                  1,951,819
                                                               ------------
Transportation -- 0.84%
AMR Corp.                                                  400       27,300
Burlington Northern Santa Fe Corp.                       1,300       40,300
CNF Transportation, Inc.                                    80        3,070
Continental Airlines, Inc. @                               100        3,763
CSX Corp.                                                  600       27,188
Norfolk Southern Corp.                                   1,010       30,426
Ryder System, Inc.                                         200        5,200
Southwest Airlines Co.                                     900       28,012
Union Pacific Corp.                                        700       40,819
                                                               ------------
                                                                    206,078
                                                               ------------
Utilities -- 2.51%
Allegheny Energy, Inc.                                     400       12,825
Ameren Corp.                                               480       18,420
Central & South West Corp.                               1,960       45,815
Cinergy Corp.                                              600       19,200
CMS Energy Corp.                                           400       16,750
Columbia Energy Group                                      300       18,806
Consolidated Natural Gas Co.                               300       18,225
Constellation Energy Group                                 600       17,775
Dominion Resources, Inc.                                   700       30,319
Duke Energy Corp.                                        1,030       56,006
Edison International                                       860       23,005
El Paso Energy Corp.                                       400       14,075
Entergy Corp.                                              900       28,125
FPL Group, Inc.                                            700       38,237
NiSource, Inc.                                             500       12,906
Northeast Utilities                                        500        8,844
Northern States Power Co.                                  600       14,513
PG&E Corp.                                               1,300       42,250
Pinnacle West Capital Corp.                                300       12,075
PP&L Resources, Inc.                                       600       18,450
Public Service Enterprise Group, Inc.                      400       16,350
Reliant Energy, Inc.                                     1,100       30,388
TECO Energy, Inc.                                          500       11,375
Texas Utilities Co.                                      1,000       41,250
The Southern Co.                                         1,560       41,340
Wisconsin Energy Corp.                                     400       10,025
                                                               ------------
                                                                    617,349
                                                               ------------
Total Common Stocks
(cost $22,318,331)                                               22,803,727
                                                               ------------
U.S. Government and Agencies -- 0.41%
U.S. Treasury Notes 5.875%, 2/15/00                   $100,000      100,460
                                                               ------------
Total U.S. Government and Agencies
(cost $100,550)                                                     100,460
                                                               ------------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST RESEARCH ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                           Principal Amount       Value

-------------------------------------------------------------------------------
Total Investment Securities -- 92.95%
(cost $22,418,881)                                                  $22,904,187
Repurchase Agreement -- 1.99%
Agreement with State Street Bank and Trust
bearing interest at 4.70% dated 6/30/99, to be
repurchased 7/01/99 in the amount of $491,064 and
collateralized by $485,000 U.S. Treasury Notes,
6.375% due 8/15/27, value $502,062
(cost $491,000)                                            $491,000     491,000
Other assets less liabilities -- 5.06%                                1,245,683
                                                                    -----------
Net Assets -- 100.00%                                               $24,640,870
                                                                    ===========

@Non-income producing.
**American Depositary Receipts.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST
HIGH YIELD BOND PORTFOLIO

The Markets
  . The six months ended June 30, 1999 closed with continued robust equity markets and GDP growth rates of approximately 4%. The equity markets' out-standing performance was primarily due to the strength of the U.S. economy and the absence of inflation indicators. Additionally, worldwide markets stabilized, rebounding off their lows. Inflation continued to remain low at roughly 1.5%, as both lower commodity prices and imports kept prices in check. During the second quarter 1999, yields of 10- and 30-year Treasury bonds continued their retreat. Their yields ended the quarter at 5.78% and 5.96%, up 112 bps and 86 bps, respectively, from the first quarter 1999. The backup in interest rates was primarily due to the continued strength of the economy, which raised concern among Fed watchers as to the possi-bility that the Fed might increase rates and if so, by what magnitude. As it turned out, on June 30th the Federal Reserve tightened rates by 25 ba-sis points to 5% and returned to a neutral bias. High yield bonds contin-ued to increase modestly as liquidity concerns diminished, investor confi-dence in the stock market returned and the domestic economic outlook re-mained robust.
  . The Lehman Brothers U.S. Corporate High Yield Index returned 2.20% for the six months ended June 30, 1999 compared to (1.37%) for the Lehman Brothers U.S. Aggregate Bond Index. As economic and financial concerns continued to diminish during the quarter, high yield bonds continued to show signs of improvement, outperforming most other fixed income assets in the second quarter and year-to-date. However, high yield spreads only tightened mod-estly due to a back up in Treasuries. As of June 30, 1999, high yield spreads still remained historically wide to Treasuries at 525-650 basis points. In general, bonds with lower credit ratings continued to outperform the upper tier of the high yield market.
  . The Lehman Brothers Emerging Market Bond Index rose 10.22% for the six months ended June 30, 1999. The strong performance of the emerging markets was mainly attributed to the regions' increasing stability and continual recovery, prompting investors to comb for opportunities from the third quarter 1998 collapse.

The Portfolio
  . From December 31, 1998 through June 30, 1999, the total return of the
    Portfolio's shares was 1.16%; the Lipper average for high yield funds was 3.56%.
  . The assets of the Portfolio were reallocated during the six-month period.
    Distressed and under-performing assets such as Shipping, Oil and Gas and Emerging Market credits were cut back. As of June 30, 1999, Shipping, Oil and Gas and Emerging Markets represented 4.6%, 3.6% and 4.3%, respective-ly, of the Portfolio. As the Portfolio's exposure to more commodity-driven credits were decreased, weightings in the Cable, Gaming and Telecommunica-tions sectors were increased. These sectors should provide both growth and stability to the Portfolio. Furthermore, for much of the six-month period ended June 30, 1999, the Portfolio held a cash position ranging from 9% to 15%. This cash position contributed to the Portfolio's under performance.
  . Many of the stocks and equity rights attached to bonds ("equity kickers") held by the Portfolio showed little to no gains during first quarter 1999, however, we do believe that these equity kickers will make contributions to the NAV within the foreseeable future.

Current Strategy
  .  We will continue the Portfolio's above-average allocation to non-cyclical industries. We will maintain positions in bonds that have equity kickers and will focus on investments in undervalued bonds that have high yields and above-average potential for capital appreciation.
  . The Portfolio will continue to follow the barbell approach, a blend of BB and upper tier B credits, mitigating the downside of volatility swings as-sociated with big market moves.
--------------------------------------------------------------------------------
Fund Information (All data are as of 6/30/99)       Total Net Assets $19,787,549
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                     % Fund
1    EchoStar Communications Corp.          3.9%
2    Allied Waste North America, Inc.       3.1
3    TransAmerican Refining Corp.           2.7
4    Amazon.com, Inc.                       2.6
5    Nextlink Communications, Inc.          2.6
6    North Atlantic Trading, Inc.           2.6
7    Star Choice Communications, Inc.       2.6
8    Westinghouse Air Brake Co.             2.6
9    Harrahs Operating Co., Inc.            2.5
10   Waterford Gaming LLC Finance Corp.     2.5
                                           ----
                                           27.7%
                                           ====

Top 5 Industries
(by percentage of net assets)


Telecommunications      16.5%


Cable Television        14.7%

Bank Investment
Contracts               11.9%

Food/Beverage/
Tobacco                  7.9%

Hotel & Gaming           7.3%

SEC Average Annual Rates of Return
(at maximum applicable sales charge)

-------------------------------------------------------------------------------------------------------------
                                                                    5
                     Inception                                  years                                 1 year
-------------------------------------------------------------------------------------------------------------
                         7.75%                                  7.79%                                 (9.24%)
-------------------------------------------------------------------------------------------------------------

Cumulative Total Return
(do not reflect sales charge)
-------------------------------------------------------------------------------------------------------------
                                                                    5
                     Inception                                  years                                 1 year
-------------------------------------------------------------------------------------------------------------
                        49.69%                                 49.31%                                 (3.04%)
-------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------     ---------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                    Principal Amount        Value

-------------------------------------------------------------------------
Domestic Bonds & Notes -- 68.42%
Airlines -- 1.96%
Atlantic Coast Airlines, Inc. #
8.75%, Pass-Thru Certificates, 1/01/07             $ 407,887 $    388,774
                                                             ------------
Automotive Manufacturing -- 2.83%
Safelite Glass Corp.
9.875%, Sr. Subordinated Notes, 12/15/06             500,000      465,000
Titan Wheel International, Inc.
8.75%, Sr. Subordinated Notes, 4/01/07               100,000       95,500
                                                             ------------
                                                                  560,500
                                                             ------------
Broadcasting -- 3.16%
Brill Media Company LLC $
7.50/12.00%, Sr. Subordinated Appreciation
Notes, 12/15/07                                        5,714          177
Brill Media Company LLC $
7.50/12.00%, Sr. Notes, 12/15/07                     200,000      161,000
Capstar Broadcasting Partners, Inc.
9.25%, Sr. Subordinated Notes, 7/01/07               100,000      105,000
Sinclair Broadcast Group, Inc.
8.75%, Sr. Subordinated Notes, 12/15/07              200,000      195,500
Unisite, Inc. ++
13.00%, Notes, 12/15/04                              138,000      163,323
                                                             ------------
                                                                  625,000
                                                             ------------
Cable Television -- 11.96%
Adelphia Communications Corp.
7.875%, Sr. Notes, 5/01/09                           500,000      466,250
Charter Communications Holdings LLC #
8.625%, Sr. Notes, 4/01/09                           500,000      480,625
Diva Systems Corp. $
0/12.625%, Sr. Discount Notes, 3/01/08               800,000      236,000
EchoStar Communications Corp. #
9.25%, Sr. Notes, 2/01/06                            750,000      768,750
NTL, Inc. $
0/9.75%, Sr. Notes, 4/01/08                          600,000      414,000
                                                             ------------
                                                                2,365,625
                                                             ------------
Capital Goods Manufacturing -- 4.43%
Indesco International, Inc.
9.75%, Sr. Subordinated Notes, 4/15/08               500,000      367,500
Westinghouse Air Brake Co. #
9.375%, Sr. Notes, 6/15/05                           500,000      510,000
                                                             ------------
                                                                  877,500
                                                             ------------
Entertainment/Film -- 0.51%
Paramount Communications, Inc.
8.25%, Sr. Debentures, 8/01/22                       100,000      101,649
                                                             ------------
Food/Beverage/Tobacco -- 5.81%
Aurora Foods, Inc.
9.875%, Sr. Subordinated Notes, 2/15/07               95,000       98,800
Eagle Family Foods, Inc.
8.75%, Company Guarantee, 1/15/08                    250,000      223,750

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                 Principal Amount        Value

----------------------------------------------------------------------
Food/Beverage/Tobacco -- continued
North Atlantic Trading, Inc.
11.00%, Company Guarantee, 6/15/04              $ 500,000 $    512,500
Standard Commercial Tobacco Co., Inc.
8.875%, Company Guarantee, 8/01/05                150,000      126,000
Tom's Foods, Inc.
10.50%, Sr. Secured Notes, 11/01/04               200,000      189,000
                                                          ------------
                                                             1,150,050
                                                          ------------
Homebuilders/Home Construction -- 1.21%
Engle Homes, Inc.
9.25%, Sr. Notes, 2/01/08                         250,000      238,750
                                                          ------------
Hotel & Gaming -- 7.32%
Harrahs Operating Co., Inc.
7.875%, Company Guarantee, 12/15/05               500,000      486,250
HMH Properties, Inc.
7.875%, Company Guarantee, 8/01/08                500,000      463,750
Waterford Gaming LLC Finance Corp. #
9.50%, Sr. Notes, 3/15/10                         500,000      498,750
                                                          ------------
                                                             1,448,750
                                                          ------------
Insurance -- 0.51%
Americo Life, Inc.
9.25%, Sr. Subordinated Notes, 6/01/05            100,000      101,500
                                                          ------------
Oil & Gas -- 3.48%
Benton Oil & Gas Co.
11.625%, Sr. Notes, 5/01/03                       100,000       68,500
Crown Central Petroleum Corp.
10.875%, Sr. Notes, 2/01/05                       100,000       87,500
TransAmerican Refining Corp. # &
15.00%, Sr. Notes, 12/01/03                       534,583      531,910
                                                          ------------
                                                               687,910
                                                          ------------
Restaurants -- 2.44%
Romacorp, Inc.
12.00%, Company Guarantee, 7/01/06                500,000      482,500
                                                          ------------
Services -- 5.41%
Allied Waste North America, Inc.
7.875%, Company Guarantee, 1/01/09                650,000      604,500
Protection One, Inc. #
8.125%, Sr. Subordinated Notes, 1/15/09           500,000      465,000
                                                          ------------
                                                             1,069,500
                                                          ------------
Shipping -- 3.08%
Sea Containers Ltd.
7.875%, Sr. Notes, 2/15/08                        200,000      195,000
Simcala, Inc.
9.625%, Sr. Notes, 4/15/06                        250,000      170,000
Ultralpetrol Bahamas Ltd.
10.50%, 1st Mortage Notes, 4/01/08                300,000      244,500
                                                          ------------
                                                               609,500
                                                          ------------
Specialty Retailing -- 2.60%
Amazon.com, Inc. $
0/10.00%, Sr. Discount Notes, 5/01/08             750,000      513,750
                                                          ------------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                       Principal Amount       Value

---------------------------------------------------------------------------
Steel -- 0.52%
WCI Steel, Inc.
10.00%, Sr. Notes, 12/01/04                         $   100,000 $   102,250
                                                                -----------
Telecommunications -- 9.93%
Hyperion Telecommunications, Inc. $
0/13.00%, Sr. Discount Notes, 4/15/03                   150,000     126,000
ICG Holdings, Inc. $
0/12.50%, Sr. Secured Discount Notes, 5/01/06           100,000      78,041
Intercel, Inc. $
0/12.00%, Sr. Discount Notes, 5/01/06                   150,000     126,966
ITC Deltacom, Inc.
11.00%, Sr. Notes, 6/01/07                              130,000     139,750
Nextel Communications, Inc. $
0/10.65%, Sr. Discount Notes, 9/15/07                   500,000     367,500
Nextlink Communications, Inc.
10.75%, Sr. Notes, 11/15/08                             500,000     516,250
RCN Corp.
10.00%, Sr. Notes, 10/15/07                             300,000     301,500
Verio, Inc.
13.50%, Sr. Notes, 6/15/04                              100,000     115,500
Western Wireless Corp.
10.50%, Sr. Subordinated Notes, 6/01/06                 100,000     105,500
WinStar Communications, Inc. $
0/14.00%, Sr. Discount Notes, 10/15/05                  100,000      88,750
                                                                -----------
                                                                  1,965,757
                                                                -----------
Utilities -- 1.26%
York Power Funding #
12.00%, Company Guarantee, 10/30/07                     250,000     250,000
                                                                -----------
Total Domestic Bonds & Notes
(cost $14,119,849)                                               13,539,265
                                                                -----------
Foreign Bonds & Notes -- 11.38%
Aerospace & Defense -- 0.49%
Derlan Manufacturing, Inc.
10.00%, Sr. Notes, 1/15/07                              100,000      96,500
                                                                -----------
Broadcasting -- 0.96%
Antenna TV SA
9.00%, Sr. Notes, 8/01/07                               200,000     189,000
                                                                -----------
Cable Television -- 2.64%
Star Choice Communications, Inc.
13.00%, Sr. Notes, 12/15/05                             500,000     522,500
                                                                -----------
Consumer Products -- 0.09%
International Semi-Tech Corp. $
0/11.50%, Sr. Secured Discount Notes, 8/15/03           100,000      18,500
                                                                -----------
Food/Beverage/Tobacco -- 2.06%
Fage Dairy Industries SA
9.00%, Sr. Notes, 2/01/07                               450,000     407,250
                                                                -----------
Printing & Publishing -- 0.34%
Newsquest Capital PLC
11.00%, Sr. Subordinated Notes, 5/01/06                  60,000      67,200
                                                                -----------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                              Principal Amount/Units/Shares       Value

-------------------------------------------------------------------------------
Services -- 0.84%
Localiza Rent A Car SA
10.25%, Notes, 10/01/05                                   $ 300,000 $   166,500
                                                                    -----------
Shipping -- 1.53%
Equimar Shipholdings Ltd.
9.875%, Company Guarantee, 7/01/07                          400,000     262,000
Navigator Gas Transport PLC # (1)
12.00%, Units, 6/30/07                                          150      41,250
                                                                    -----------
                                                                        303,250
                                                                    -----------
Telecommunications -- 2.43%
Colt Telecom Group PLC $
0/12.00%, Sr. Discount Notes,
12/15/06                                                    100,000      83,500
Microcell Telecommunications, Inc. $
0/11.125%, Sr. Discount Notes,
10/15/07                                                    250,000     104,414
Occidente Y Caribe Celular SA $
0/14.00%, Sr. Discount Notes,
3/15/04                                                     150,000      92,250
Rogers Cantel, Inc.
8.80%, Sr. Subordinated Notes,
10/01/07                                                    200,000     200,500
                                                                    -----------
                                                                        480,664
                                                                    -----------
Total Foreign Bonds & Notes
(cost $2,671,367)                                                     2,251,364
                                                                    -----------
Convertible Bonds -- 0.00%
Telecommunications -- 0.00%
SA Telecommunications, Inc. # *
10.00%, Notes, 8/15/06                                      125,000           0
                                                                    -----------
Total Convertible Bonds
(cost $125,000)                                                               0
                                                                    -----------
Common Stocks -- 1.93% @
Broadcasting -- 0.35%
Pegasus Communications Corp.                                    225       8,873
Spanish Broadcasting Systems, Inc. #                            100      60,000
                                                                    -----------
                                                                         68,873
                                                                    -----------
Consumer Staples -- 0.35%
EchoStar Communications Corp.                                   450      69,047
                                                                    -----------
Services -- 0.15%
Coinstar, Inc.                                                1,050      30,122
                                                                    -----------
Telecommunications -- 1.08%
Jordan Telecommunications Products,
 Inc.                                                           150       3,075
Verio, Inc.                                                   1,408      97,856
Viatel, Inc.                                                  2,015     113,092
                                                                    -----------
                                                                        214,023
                                                                    -----------
Total Common Stocks
(cost $21,924)                                                          382,065
                                                                    -----------
Convertible Preferred Stocks --
  1.25%
Healthcare -- 1.25%
Intracel Corp. ++, 8.00%                                     15,884     246,202
                                                                    -----------
Total Convertible Preferred Stocks
(cost $131,683)                                                         246,202
                                                                    -----------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                                   Shares       Value

-----------------------------------------------------------------------------
Preferred Stocks -- 3.38%
Broadcasting -- 0.63%
Paxson Communications Corp., 12.50% &                       1,355 $   124,660
                                                                  -----------
Oil & Gas -- 0.11%
TCR Holding Corp., $.053 ++                                14,500         768
TCR Holding Corp., $.056 ++                                 5,500         308
TCR Holding Corp., $.060 ++                                10,000         600
TCR Holding Corp., $.063 ++                                30,000       1,890
TransContinental Refining Corp., $.0683 ++                 20,000      18,660
                                                                  -----------
                                                                       22,226
                                                                  -----------
Telecommunications -- 2.64%
Hyperion Telecommunications, Inc., 12.875% &                3,716     332,571
Jordan Telecommunication Products, Inc., 13.25% &           1,850     189,625
                                                                  -----------
                                                                      522,196
                                                                  -----------
Total Preferred Stocks
(cost $689,794)                                                       669,082
                                                                  -----------
Warrants -- 0.89% @
Broadcasting -- 0.00%
Unisite, Inc. ++, (expires 12/15/04)                           67           1
Unisite, Inc. ++, (expires 12/15/04 (second series
 warrants))                                                     1           0
                                                                  -----------
                                                                            1
                                                                  -----------
Cable Television -- 0.15%
Diva Systems Corp., (expires 3/01/08)                       2,400      28,800
Heartland Wireless Communications, Inc. #, (expires
 4/15/00)                                                     450           4
                                                                  -----------
                                                                       28,804
                                                                  -----------
Consumer Products -- 0.19%
Chattem, Inc., (expires 8/16/99)                               50       6,968
Packaged Ice, Inc., (expires 4/15/04)                         150      15,000
Packaged Ice, Inc. #, (expires 4/15/04)                       145      14,500
                                                                  -----------
                                                                       36,468
                                                                  -----------
Paper -- 0.15%
SD Warren Holdings Corp., (expires 12/15/06)                6,400      30,400
                                                                  -----------
Steel -- 0.00%
Sheffield Steel Corp., (expires 11/01/01)                     500           0
                                                                  -----------
Supermarkets -- 0.00%
Dairy Mart Convenience Stores, Inc., (expires 1/01/01)        666         400
                                                                  -----------
Telecommunications -- 0.40%
Clearnet Communications, Inc. @@, (expires 9/15/05)           660       5,610
Colt Telecom Group PLC # @@, (expires 12/31/06)               100      62,630
Geotek Communications, Inc., (expires 6/20/01)              3,000           0
Hyperion Telecommunications, Inc., (expires 4/15/01)          150      11,494
Occidente Y Caribe Celular SA #, (expires 3/15/04)            600           0
UNIFI Communications, Inc. #, (expires 5/01/07)               100           1
                                                                  -----------
                                                                       79,735
                                                                  -----------
Total Warrants
(cost $78,513)                                                        175,808
                                                                  -----------
Total Investment Securities -- 87.25%
(cost $17,838,130)                                                 17,263,786
                                                                  -----------

--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                           Principal Amount       Value

-------------------------------------------------------------------------------
Repurchase Agreements -- 11.87%
Agreement with State Street Bank and Trust
bearing interest at 4.70% dated 6/30/99, to be
repurchased 7/01/99 in the amount of $1,830,239
and collateralized by $1,840,000 U.S. Treasury
Notes, 5.75% due 8/15/03, value $1,867,955.              $1,830,000 $ 1,830,000
Agreement with State Street Bank and Trust
bearing interest at 4.70% dated 6/30/99, to be
repurchased 7/01/99 in the amount of $519,068 and
collateralized by $530,000 U.S. Treasury Notes,
5.625% due 12/31/99, value $530,994                         519,000     519,000
                                                                    -----------
Total Repurchase Agreements
(cost $2,349,000)                                                     2,349,000
Other assets less liabilities -- 0.88%                                  174,763
                                                                    -----------
Net Assets -- 100.00%                                               $19,787,549
                                                                    ===========

# Sale restricted to qualified institutional investors.
$ Step Bond
++ Private placement
& Payment-in-kind security.
* Defaulted security.
@ Non-income producing security.
@@ Foreign security.
(1) A unit consists of $1,000 par value 2nd Priority Mortgage notes, 12.00% due 6/30/07 and 7.66 warrants.
See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999

                                                                          [LOGO]

                                                                                      Northstar    Northstar      Northstar
                                                                                       Emerging     Growth +  International
                                                                                         Growth        Value          Value
                                                                                      Portfolio    Portfolio      Portfolio
                                                                                    ---------------------------------------
ASSETS:
Investments in securities, at value (cost $24,973,891,
$39,111,880, $14,108,714, $22,418,881 and $17,838,130,
respectively)                                                                       $31,941,261  $51,897,956    $16,386,187
Repurchase agreements                                                                   305,000    1,803,000              0
Cash                                                                                        193          415              0
Foreign cash, at value (cost $0, $0, $224,997, $0, and $0,
respectively)                                                                                 0            0        225,030
Receivable for investments sold                                                       1,492,481    1,090,895      3,610,657
Dividends and interest receivable                                                         4,651          763         79,774
Receivable for shares of beneficial interest sold                                         3,478       22,462        668,889
Receivable for futures variation margin                                                       0            0              0
Prepaid expenses                                                                            465          723            237
                                                                                    ---------------------------------------
  Total Assets                                                                       33,747,529   54,816,214     20,970,774
                                                                                    ---------------------------------------
LIABILITIES:
Payable for investments purchased                                                     1,571,488    3,334,003      1,768,035
Payable for fund shares repurchased                                                      33,874       47,238          4,503
Management fees payable                                                                  18,309       29,525         14,198
Audit fee payable                                                                         8,964        7,233          7,891
Custodian & fund accounting fees payable                                                  8,087        5,699          8,076
Printing fees payable                                                                     3,339        5,711          2,357
Administrative services fees payable                                                      2,441        3,937          1,420
Tax withholding payable                                                                      95            0          4,681
Due to custodian                                                                              0            0      1,013,703
Unrealized depreciation on forward currency contracts                                         0            0          6,175
Income distribution payable                                                                   0            0              0
Other liabilities                                                                         5,037          890             98
                                                                                    ---------------------------------------
  Total Liabilities                                                                   1,651,634    3,434,236      2,831,137
                                                                                    ---------------------------------------
Net Assets                                                                          $32,095,895  $51,381,978    $18,139,637
                                                                                    =======================================
NET ASSETS WERE COMPOSED OF:
Capital paid in for shares of beneficial interest, $.01
par value outstanding (unlimited shares authorized)                                 $19,399,287  $28,899,580    $14,765,992
Accumulated net investment income (loss)                                                (83,832)     (94,774)       (28,178)
Accumulated net realized gain (loss) on investments                                   5,813,073    9,791,096      1,126,893
Net unrealized appreciation (depreciation)of investments                              6,967,367   12,786,076      2,274,930
                                                                                    ---------------------------------------
  Net assets                                                                        $32,095,895  $51,381,978    $18,139,637
                                                                                    =======================================
Net Asset Value Per Share
($32,095,895/1,685,365 shares, $51,381,978/2,099,052 shares, $18,139,637/1,380,940 shares $24,640,870/5,189,597 shares, and
$19,787,549/4,209,392 shares, respectively)                                         $     19.04  $     24.48    $     13.14
                                                                                         Northstar    Northstar
                                                                                          Research   High Yield
                                                                                    Enhanced Index         Bond
                                                                                         Portfolio    Portfolio
                                                                                    ----------------------------
ASSETS:
Investments in securities, at value (cost $24,973,891,
$39,111,880, $14,108,714, $22,418,881 and $17,838,130,
respectively)                                                                          $22,904,187  $17,263,786
Repurchase agreements                                                                      491,000    2,349,000
Cash                                                                                           137       35,334
Foreign cash, at value (cost $0, $0, $224,997, $0, and $0,
respectively)                                                                                    0            0
Receivable for investments sold                                                            719,635            0
Dividends and interest receivable                                                           18,296      355,991
Receivable for shares of beneficial interest sold                                        1,130,508           53
Receivable for futures variation margin                                                     12,500            0
Prepaid expenses                                                                               238          388
                                                                                    ----------------------------
  Total Assets                                                                          25,276,501   20,004,552
                                                                                    ----------------------------
LIABILITIES:
Payable for investments purchased                                                          600,780       34,583
Payable for fund shares repurchased                                                          3,555      116,239
Management fees payable                                                                     10,408       11,952
Audit fee payable                                                                            8,606        8,830
Custodian & fund accounting fees payable                                                     8,419        6,203
Printing fees payable                                                                        2,100        2,974
Administrative services fees payable                                                         1,487        1,594
Tax withholding payable                                                                          0            0
Due to custodian                                                                                 0            0
Unrealized depreciation on forward currency contracts                                            0            0
Income distribution payable                                                                      0       32,707
Other liabilities                                                                              276        1,921
                                                                                    ----------------------------
  Total Liabilities                                                                        635,631      217,003
                                                                                    ----------------------------
Net Assets                                                                             $24,640,870  $19,787,549
                                                                                    ============================
NET ASSETS WERE COMPOSED OF:
Capital paid in for shares of beneficial interest, $.01
par value outstanding (unlimited shares authorized)                                    $25,403,603  $21,398,736
Accumulated net investment income (loss)                                                     3,625          432
Accumulated net realized gain (loss) on investments                                     (1,284,442)  (1,037,275)
Net unrealized appreciation (depreciation)of investments                                   518,084     (574,344)
                                                                                    ----------------------------
  Net assets                                                                           $24,640,870  $19,787,549
                                                                                    ============================
Net Asset Value Per Share
($32,095,895/1,685,365 shares, $51,381,978/2,099,052 shares, $18,139,637/1,380,940 shares $24,640,870/5,189,597 shares, and
$19,787,549/4,209,392 shares, respectively)                                            $      4.75  $      4.70

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST
STATEMENT OF OPERATIONS (UNAUDITED)
JUNE 30, 1999

                           Northstar    Northstar      Northstar       Northstar   Northstar
                            Emerging     Growth +  International        Research  High Yield
                              Growth        Value          Value  Enhanced Index        Bond
                           Portfolio    Portfolio      Portfolio       Portfolio   Portfolio
                               --------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of
withholding tax of $95,
$1,911, $20,682, $1,782,
and $0, respectively)     $   16,591  $    34,098     $  238,225        $ 59,441  $   68,503
Interest (net of
withholding tax of $0,
$0, $0, $369, and $0,
respectively)                 22,713       55,418          8,858         327,528   1,020,055
                               --------------------------------------------------------------
Total investment income       39,304       89,516        247,083         386,969   1,088,558
                               --------------------------------------------------------------
EXPENSES:
Investment advisory and
management fees              102,575      172,260         76,453          54,432      79,553
Custodian and fund
accounting fees               21,054       11,323         17,256          13,325      13,652
Administrative services
fees                          13,677       22,968          7,645           7,441      10,607
Audit fees                     8,043        8,430         10,123           7,264       7,550
Insurance expense              4,726        1,261              0             567       1,385
Printing expense               4,001        6,704          2,534          16,464       2,450
Trustee fees and
expenses                       1,835        2,018          1,651           1,825       2,447
Miscellaneous expenses           696          596            846             438         445
                               --------------------------------------------------------------
                             156,607      225,560        116,508         101,756     118,089
Less expenses reimbursed
by investment adviser         33,487       41,270         40,024          39,053      33,036
                               --------------------------------------------------------------
  Total expenses             123,120      184,290         76,484          62,703      85,053
                               --------------------------------------------------------------
Net investment income
(loss)                       (83,816)     (94,774)       170,599         324,266   1,003,505
                               --------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS AND
FOREIGN CURRENCY:
Net realized gain (loss)
on investments             4,713,401    9,728,310      1,070,585        (592,719) (1,030,859)
Net realized loss on
foreign currency                   0            0        (35,276)              0           0
Net realized loss on
futures contracts                  0            0              0          (9,699)          0
Net change in unrealized
appreciation of
investments                3,672,971    2,534,603      1,740,819         609,774     259,739
Net change in unrealized
depreciation of foreign
currency                           0            0         (3,706)              0           0
Net change in unrealized
appreciation of futures
contracts                          0            0              0          32,778           0
                               --------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investments           8,386,372   12,262,913      2,772,422          40,134    (771,120)
                               --------------------------------------------------------------
Increase in net assets
resulting from
operations                $8,302,556  $12,168,139     $2,943,021        $364,400  $  232,385
                               --------------------------------------------------------------
                               --------------------------------------------------------------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30,1999

                                                                          [LOGO]

                            Northstar    Northstar      Northstar       Northstar    Northstar
                             Emerging     Growth +  International        Research   High Yield
                               Growth        Value          Value  Enhanced Index         Bond
                            Portfolio    Portfolio      Portfolio       Portfolio    Portfolio
                          --------------------------------------------------------------------
FROM OPERATIONS:
Net investment income
(loss)                    $   (83,816) $   (94,774)   $   170,599     $   324,266  $ 1,003,505
Net realized gain (loss)
on investments and
future contracts            4,713,401    9,728,310      1,070,585        (602,418)  (1,030,859)
Net realized loss on
foreign currency                    0            0        (35,276)              0            0
Net change in unrealized
appreciation of
investments and future
contracts                   3,672,971    2,534,603      1,740,819         642,552      259,739
Net change in unrealized
depreciation of foreign
currency                            0            0         (3,706)              0            0
                          --------------------------------------------------------------------
 Increase in net assets
 resulting from
 operations                 8,302,556   12,168,139      2,943,021         364,400      232,385
FROM DIVIDENDS TO
SHAREHOLDERS:
Net investment income               0            0       (247,780)       (320,641)  (1,003,073)
                          --------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
Net proceeds from sale
of shares                   7,514,133    9,699,641     19,007,573      14,094,388    6,499,127
Net asset value of
shares issued to
shareholders in
reinvestment of
dividends                           0            0        247,780         320,641      970,366
                          --------------------------------------------------------------------
                            7,514,133    9,699,641     19,255,353      14,415,029    7,469,493
Cost of shares redeemed    (7,773,548) (12,078,887)   (17,575,421)     (4,254,554)  (8,231,419)
                          --------------------------------------------------------------------
Net increase (decrease)
in net assets derived
from capital share
transactions                 (259,415)  (2,379,246)     1,679,932      10,160,475     (761,926)
                          --------------------------------------------------------------------
Net increase (decrease)
in net assets               8,043,141    9,788,893      4,375,173      10,204,234   (1,532,614)
NET ASSETS:
Beginning of period        24,052,754   41,593,085     13,764,464      14,436,636   21,320,163
                          --------------------------------------------------------------------
End of period             $32,095,895  $51,381,978    $18,139,637     $24,640,870  $19,787,549
                          ====================================================================
Accumulated net
investment income (loss)  $   (83,832) $   (94,774)   $   (28,178)    $     3,625  $       432
                          ====================================================================

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
FOR THE PERIOD ENDED DECEMBER 31, 1998

                            Northstar    Northstar      Northstar       Northstar     Northstar
                             Emerging     Growth +  International        Research    High Yield
                               Growth        Value          Value  Enhanced Index          Bond
                            Portfolio    Portfolio      Portfolio       Portfolio     Portfolio
                          ---------------------------------------------------------------------
FROM OPERATIONS:
Net investment income
(loss)                    $   667,842  $   (61,191)   $   175,508     $   943,458  $  1,434,026
Net realized gain (loss)
on investments              1,369,176       71,906        816,735        (574,364)       (6,416)
Net realized gain (loss)
on foreign currency               (16)           0         63,776             453             0
Net change in unrealized
appreciation
(depreciation) of
investments                 1,482,890    6,496,905        347,006        (241,127)   (1,167,753)
Net change in unrealized
appreciation of foreign
currency                            0            0          1,132               0             0
                          ---------------------------------------------------------------------
 Increase in net assets
 resulting from
 operations                 3,519,892    6,507,620      1,404,157         128,420       259,857
FROM DIVIDENDS TO
SHAREHOLDERS:
Net investment income        (668,173)     (10,927)      (192,996)       (945,370)   (1,435,446)
Net realized gain on
investments                (1,033,036)    (308,911)      (553,278)         (3,863)      (27,382)
                          ---------------------------------------------------------------------
                           (1,701,209)    (319,838)      (746,274)       (949,233)   (1,462,828)
                          ---------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
Net proceeds from sale
of shares                   5,528,830    8,994,594     14,594,371       8,995,259    20,427,074
Net asset value of
shares issued to
shareholders in
reinvestment of
dividends                   1,701,209      319,838        746,274         962,942     1,482,093
                          ---------------------------------------------------------------------
                            7,230,039    9,314,432     15,340,645       9,958,201    21,909,167
Cost of shares redeemed    (6,526,824)  (6,065,460)    (8,171,088)     (5,248,919)  (11,992,197)
                          ---------------------------------------------------------------------
Net increase in net
assets derived from
capital share
transactions                  703,215    3,248,972      7,169,557       4,709,282     9,916,970
                          ---------------------------------------------------------------------
Net increase in net
assets                      2,521,898    9,436,754      7,827,440       3,888,469     8,713,999
NET ASSETS:
Beginning of period        21,530,856   32,156,331      5,937,024      10,548,167    12,606,164
                          ---------------------------------------------------------------------
End of period             $24,052,754  $41,593,085    $13,764,464     $14,436,636  $ 21,320,163
                          =====================================================================
Accumulated net
investment income (loss)  $       (16) $         0    $    49,003     $         0  $          0
                          =====================================================================

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          [LOGO]

                                     Net    Total  Dividends   Distri-              Net
                              realized &     from   declared   butions            Asset             Net
          Net Asset     Net   unrealized  invest-   from net  declared           Value,         Assets,          Ratio of
             Value, invest-  gain (loss)     ment    invest-  from net    Total     end          end of          expenses
 Period   beginning    ment   on invest-   opera-       ment  realized  distri-      of  Total   period            net of
 ended    of period  income        ments    tions     income     gains  butions  period return  (000's) reimbursement (1)
--------------------------------------------------------------------------------------------------------------------------
                                                           Northstar Emerging Growth Portfolio
                                                           -----------------------------------
5/06/94-
12/31/94     $10.00   $0.20       ($0.01)   $0.19     ($0.20)   ($0.07)  ($0.27)  $9.92   2.02%  $3,595              1.00%
12/31/95       9.92    0.37         1.73     2.10      (0.37)    (0.26)   (0.63)  11.39  21.39    7,410              0.80
12/31/96      11.39    0.40         1.15     1.55      (0.41)    (0.81)   (1.22)  11.72  13.80   12,579              0.80
12/31/97      11.72    0.44         1.36     1.80      (0.44)    (0.08)   (0.52)  13.00  15.81   21,531              0.80
12/31/98      13.00    0.39         1.76     2.15      (0.39)    (0.64)   (1.03)  14.12  17.30   24,053              0.82
6/30/99       14.12   (0.05)        4.97     4.92       0.00      0.00     0.00   19.04  34.92   32,096              0.90
                                                           Northstar Growth + Value Portfolio
                                                           ----------------------------------
5/06/94-
12/31/94      10.00    0.16         0.19     0.35      (0.16)    (0.15)   (0.31)  10.04   3.47    2,701              1.00
12/31/95      10.04    0.20         2.27     2.47      (0.19)    (0.76)   (0.95)  11.56  24.78    3,813              0.80
12/31/96      11.56    0.08         2.57     2.65      (0.09)    (0.04)   (0.13)  14.08  22.99   15,564              0.80
12/31/97      14.08    0.09         1.95     2.04      (0.10)    (0.17)   (0.27)  15.85  14.66   32,156              0.80
12/31/98      15.85    0.11         3.08     3.19      (0.14)    (0.14)   (0.28)  18.76  19.32   41,593              0.80
6/30/99       18.76   (0.05)        5.77     5.72       0.00      0.00     0.00   24.48  23.54   51,382              0.80
                                                         Northstar International Value Portfolio
                                                         ---------------------------------------
8/08/97-
12/31/97      10.00    0.03         0.10     0.13      (0.03)     0.00    (0.03)  10.10   1.30    5,937              0.80
12/31/98      10.10    0.21         1.49     1.70      (0.22)    (0.50)   (0.72)  11.08  16.93   13,764              0.84
6/30/99       11.08    0.13         2.12     2.25      (0.19)     0.00    (0.19)  13.14  20.36   18,140              1.00
                                                       Northstar Research Enhanced Index Portfolio
                                                       -------------------------------------------
5/06/94-
12/31/94       5.00    0.23        (0.15)    0.08      (0.23)     0.00    (0.23)   4.85   1.41    2,716              1.00
12/31/95       4.85    0.42         0.29     0.71      (0.42)     0.00    (0.42)   5.14  14.97    3,766              0.80
12/31/96       5.14    0.41         0.21     0.62      (0.41)    (0.10)   (0.51)   5.25  12.53    6,277              0.80
12/31/97       5.25    0.40        (0.08)    0.32      (0.40)    (0.03)   (0.43)   5.14   6.15   10,548              0.80
12/31/98       5.14    0.36        (0.31)    0.05      (0.36)     0.00    (0.36)   4.83  (5.56)  14,436              0.80
6/30/99        4.83    0.07        (0.08)   (0.01)     (0.07)     0.00    (0.07)   4.75  (0.16)  24,641              0.84
                                                           Northstar High Yield Bond Portfolio
                                                           -----------------------------------
5/06/94-
12/31/94       5.00    0.28        (0.31)   (0.03)     (0.28)     0.00    (0.28)   4.69  (0.95)   2,588              1.00
12/31/95       4.69    0.50         0.34     0.84      (0.49)     0.00    (0.49)   5.04  18.55    4,773              0.80
12/31/96       5.04    0.45         0.32     0.77      (0.45)    (0.09)   (0.54)   5.27  15.75    6,619              0.80
12/31/97       5.27    0.40         0.07     0.47      (0.40)    (0.04)   (0.44)   5.30   9.00   12,606              0.79
12/31/98       5.30    0.42        (0.42)    0.00      (0.42)    (0.01)   (0.43)   4.87  (0.12)  21,320              0.80
6/30/99        4.87    0.23        (0.17)    0.06      (0.23)     0.00    (0.23)   4.70   1.16   19,788              0.80
                Ratio of
                 expense    Ratio of net
                   reim-      investment
               bursement          income
 Period       to average      to average  Portfolio
 ended    net assets (1)  net assets (1)   turnover
--------------------------------------------------------------------------------------------------------------------------
                                                           Northstar Emerging Growth Portfolio
                                                           -----------------------------------
5/06/94-
12/31/94            1.43%           3.11%        45%
12/31/95            0.94            3.63         74
12/31/96            0.60            3.67        129
12/31/97            0.31            3.72         55
12/31/98            0.32            3.00        161
6/30/99             0.21            0.61        143
                                                           Northstar Growth + Value Portfolio
                                                           ----------------------------------
5/06/94-
12/31/94            1.45            2.31         61
12/31/95            1.24            1.77        123
12/31/96            0.90            0.65        161
12/31/97            0.29            0.70        178
12/31/98            0.14           (0.17)       216
6/30/99             0.18           (0.41)       110
                                                         Northstar International Value Portfolio
                                                         ---------------------------------------
8/08/97-
12/31/97            1.81            0.97          5
12/31/98            0.71            1.55         30
6/30/99             0.52            2.22         48
                                                       Northstar Research Enhanced Index Portfolio
                                                       -------------------------------------------
5/06/94-
12/31/94            1.41            7.03         29
12/31/95            1.26            8.52         83
12/31/96            0.88            8.38        121
12/31/97            0.56            8.31        162
12/31/98            0.49            7.53        102
6/30/99             0.53            4.36        138
                                                           Northstar High Yield Bond Portfolio
                                                           -----------------------------------
5/06/94-
12/31/94            1.55            8.62         62
12/31/95            1.31           10.61        157
12/31/96            0.93            8.72        159
12/31/97            0.56            8.44        152
12/31/98            0.43            8.92        135
6/30/99             0.31            9.46         45

(1) Annualized

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)

Note 1. Organization and Significant Accounting Policies

  Organization -- The Northstar Galaxy Trust, is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The names of the five investment series, which comprise the Trust (the "Funds") and their respective investment objectives are set forth below.

  Northstar Galaxy Trust Emerging Growth Portfolio ("Emerging Growth Portfo-lio") is a diversified portfolio with the investment objective of current in-come balanced with the objective of achieving capital appreciation. The Fund will seek to achieve its objective through investments in a diversified group of securities selected for their prospects of current yield and capital appre-ciation.

  Northstar Galaxy Trust Growth + Value Portfolio ("Growth + Value Portfolio") is a diversified portfolio with an investment objective of long-term growth of capital through investments in common stocks and convertible securities that the Adviser believes provide above average potential for capital appreciation.

  Northstar Galaxy Trust International Value Portfolio ("International Value Portfolio") is a diversified portfolio with the investment objective of long-term capital appreciation. The Fund invests primarily in foreign companies with a market valuation greater than $1 billion, but may hold up to 25% of its assets in companies with smaller market capitalization. Portfolio managers ap-ply the technique of "value investing".

  Northstar Galaxy Trust Research Enhanced Index Portfolio ("Research Enhanced Index Portfolio") (formally Multi-Sector Bond Portfolio) is a diversified portfolio with the investment objective of capital appreciation. The Fund seeks to achieve its objective by owning a large number of stocks within the S&P 500 with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings and other data characteristics of the S&P 500.

  Northstar Galaxy Trust High Yield Bond Portfolio ("High Yield Portfolio") is a diversified portfolio whose investment objective is to seek high income con-sistent with the preservation of capital. The Fund invests primarily in a di-versified group of high yield -- high risk fixed income securities, convert-ible securities, securities issued by U.S. companies in foreign currencies, and securities issued by foreign governments and companies.

  Security Valuation -- Equity securities are valued at closing sales prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the ba-sis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturates of less than 60 days are valued at amortized cost, unless the Trustees determine that amor-tized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value de-termined in good faith by or under direction of the Trustees of the Trust. The books and records of the Funds are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. The Adviser uses an independent pricing service to price the Funds' securities.

  Management's Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  Security Transactions, Investment Income, Expenses-- Security transactions are recorded on the trade date. Realized gains or losses on sales of invest-ments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are ac-creted, and premiums amortized to par at maturity; dividend income is recorded on the ex-dividend dates.
-------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)


  Distribution to Shareholders -- Dividends from net investment income are de-clared and paid quarterly by the Emerging Growth Portfolio, Growth + Value Portfolio, the International Value Portfolio and the Research Enhanced Index Portfolio; declared daily and paid quarterly by the High Yield Bond Portfolio. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

  Foreign Currency -- The Funds isolate that portion of the results of opera-tions resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

  Net realized gain (loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses from the sale of holdings of foreign currencies, (2) gains and losses between trade date and settlement date on in-vestment securities transactions and forward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends re-corded and the amounts actually received. Net change in unrealized apprecia-tion (depreciation) of foreign currency arise from changes in the value of as-sets and liabilities including investments in securities, resulting from changes in the exchange rate.

  Foreign Currency Forward Contracts -- The Portfolios may enter into foreign currency forward contracts primarily to hedge against foreign currency ex-change rate risks on the non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Portfolios agree to re-ceive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolios' net equity therein, representing unrealized gains or losses on the contracts and measured by the difference between the forward rates at the reporting date, is included in the statements of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recog-nized in the statement of assets and liabilities. Risks arise from the possi-ble inability of counterparties to meet the terms of their contracts from movement in currency and securities values and interest rates.

  Options -- The Portfolios may write (sell) and purchase put call options. The premium collected or paid by a Portfolio for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If any option, which a Portfolio has sold or purchased, expires on the stipulated expiration date, the Portfolio realizes a gain or loss in the amount of the premium re-ceived or paid for the option.

  For written options, the Portfolio's obligation may be discharged in three ways: (1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the security, or (3) the Portfolio enters into a closing transaction. If the option is held until expiration, the Portfolio recognizes a gain equal to the amount of premium re-ceived. If the written call option is exercised by the counterparty, the pre-mium is added to the proceeds from the sale of the underlying security or cur-rency in determining whether the Portfolio has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Portfolio. If the Portfolio en-ters into a closing transaction, a gain or loss is recognized equal to the difference between the premium received by the Portfolio from the counterparty and the amount paid by the Portfolio on effecting a closing purchase transac-tion, including brokerage commissions. As the writer of the options, the Port-folio bears the market risk of an unfavorable change in the price of the secu-rity underlying the written option.

  Futures Contracts -- The Portfolios may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

  Initial margin deposits made upon entering into futures contracts are recog-nized as assets due from the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as
-------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)

unrealized gains or losses by "marking to Market" on a daily basis to reflect the daily market value of the contract.

  Variation margin payments are received or made by the Portfolios each day, depending upon the daily fluctuations in the fair values of the underlying in-strument. The Portfolio recognizes a gain or loss equal to the daily variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios' basis in the contract.

  Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correla-tion in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

  Repurchase Agreements -- The Funds' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including ac-crued interest, is at least equal to the repurchase price. In the event of de-fault on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy pro-ceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

  Federal Income Taxes -- The Trust intends to comply with the special provi-sions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to respective shareholders. Therefore, no Federal income or excise tax provision is required.

  Organization Costs -- Costs incurred by the Trust in connection with its or-ganization of each Fund have been deferred and are being amortized over a pe-riod of five years from the date the Funds commenced operations.

Note 2. Investment Adviser and Administrator

  Northstar Investment Management Corporation (the "Adviser") serves as each Fund's investment adviser. The Adviser receives an investment advisory fee cal-culated at an annual rate of 0.75% of average daily net assets for the Emerging Growth Portfolio, Growth + Value Portfolio, and High Yield Portfolio. The Ad-viser receives an investment advisory fee calculated at an annual rate 1.00% of average daily net assets for the International Value Portfolio. For the period January 1, 1999 through April 30, 1999, the Multi-Sector Bond Portfolio paid the Adviser a fee calculated at an annual rate equal to 0.75% of the average daily net assets. For the period May 1, 1999 through June 30, 1999, the Adviser receives an investment Advisory fee calculated at an annual rate of 0.70% of average daily net assets for the Research Enhanced Index Portfolio. For the six months ended June 30, 1999, the Adviser earned $485,273 in investment advisory fees. Northstar Administrators Corporation (the "Administrator"), an affiliate of the Adviser, serves as each Fund's administrator. Each Portfolio pays the Administrator a fee calculated at an annual rate of 0.10% of average daily net assets. For the six months ended June 30, 1999, the Administrator earned
$62,338 in administrative fees. The Adviser has voluntarily undertaken to limit the expenses of the Growth + Value Portfolio and the High Yield Bond Portfolio to 0.80% of average daily net assets. The Adviser has voluntarily undertaken to limit the expenses of the Emerging Growth Portfolio and the International Value Portfolio to 0.90% and 1.00%, respectively. As of April 30, 1999, the expense limit for the Research Enhanced Index Portfolio has been increased from 0.80%
to 0.90%. For the six months ended June 30, 1999, the Adviser has reimbursed the Emerging Growth Portfolio $33,487, the Growth + Value Portfolio $41,270,
the International Value Portfolio $40,024, the Research Enhanced Index Portfo-lio $39,053, and the High Yield Portfolio $33,036. J.P Morgan Investment Man-agement, Inc. ("J.P. Morgan"), a registered investment adviser, serves as a subadvisor to the Research Enhanced Index Portfolio pursuant to a Subadvisory Agreement dated April 30, 1999. For its services, J.P. Morgan receives, from the Adviser, an annual fee equal to 0.20% of the average daily net assets of the Portfolio. For the period May 1, 1999 through June 30, 1999, J.P. Morgan received $5,415 in subadvisory fees from the Adviser. Navellier Fund
--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)

Management, Inc. ("Navellier"), a registered investment adviser, serves as subadvisor to the Growth + Value Portfolio pursuant to a Subadvisory Agreement dated February 1, 1996 and amended and restated on November 1, 1998, between the Adviser and Navellier. For its services, Navellier receives, from the Ad-viser, an annual fee equal to 0.35% of the average daily net assets of the Portfolio. For the six months ended June 30, 1999, Navellier received $80,391 in subadvisory fees from the Adviser. Brandes Investment Partners. LP ("Bran-des"), a registered investment adviser, serves as a subadvisor to the Interna-tional Value Portfolio pursuant to a Subadvisory Agreement dated July 24, 1997. For its services, Brandes receives, from the Adviser, an annual fee equal to 0.50% of the average daily net asset value of the Portfolio. Brandes has waived their advisory fee until the Portfolio reaches $50 million.
Note 3. Futures Contracts

  On June 30, 1999, the Research Enhanced Index Portfolio had a $100,000 prin-cipal amount of U.S. Treasury obligations pledged as collateral to cover mar-gin requirements for open future contracts.

  Open futures contracts at June 30, 1999, were as follows:

                   Number of                                               Unrealized
  Contract         Contracts           Month           Commitment         Appreciation
-------------      ---------         ---------         ----------         ------------
S&P 500 Index           2            September            Buy               $32,778

Note 4. Purchases and Sale of Investment Securities

  The aggregate cost of purchases, and proceeds from sales of investments (ex-cluding short-term investments) for the six months ended June 30, 1999, were as follows:

             Emerging    Growth +   International    Research    High Yield
              Growth       Value        Value     Enhanced Index    Bond
             Portfolio   Portfolio    Portfolio     Portfolio     Portfolio
            ----------- ----------- ------------- -------------- -----------
Aggregate
 purchases  $38,289,828 $50,058,296  $8,481,246    $28,252,776   $ 8,764,964
Aggregate
 sales      $38,219,797 $48,786,329  $6,958,266    $18,168,930   $10,193,302

  U.S. Government Securities included above were as follows:

                     Emerging  Growth +  International    Research    High Yield
                      Growth     Value       Value     Enhanced Index    Bond
                     Portfolio Portfolio   Portfolio     Portfolio    Portfolio
                     --------- --------- ------------- -------------- ----------
Aggregate purchases     $ 0       $ 0         $ 0        $4,066,487      $ 0
Aggregate sales         $ 0       $ 0         $ 0        $9,566,607      $ 0

Note 5. Portfolio Securities (Tax Basis)

  The cost of securities for Federal income tax purposes and the aggregate ap-preciation and depreciation of securities at June 30, 1999, were as follows:

               Emerging     Growth +    International    Research    High Yield
                Growth        Value         Value     Enhanced Index    Bond
               Portfolio    Portfolio     Portfolio     Portfolio     Portfolio
              -----------  -----------  ------------- -------------- -----------
Cost (tax
 basis)       $24,973,891  $39,111,880   $14,108,714   $22,418,881   $17,838,130
              -----------  -----------   -----------   -----------   -----------
Appreciated
 securities     7,278,093   13,523,037     2,556,825       961,665       857,111
Depreciated
 securities      (310,726)    (736,961)     (281,895)     (443,581)   (1,431,455)
              -----------  -----------   -----------   -----------   -----------
Net
 unrealized
 appreciation $ 6,967,367  $12,786,076   $ 2,274,930   $   518,084   $   574,344
              -----------  -----------   -----------   -----------   -----------

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                                                                             41

NORTHSTAR GALAXY TRUST
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)


Note 6. Capital Share Transactions

  Transactions in capital shares of each Fund for the six months ended June 30, 1999, were as follows:

                    Emerging   Growth +   International    Research    High Yield
                     Growth      Value        Value     Enhanced Index    Bond
                    Portfolio  Portfolio    Portfolio     Portfolio    Portfolio
                    ---------  ---------  ------------- -------------- ----------
Shares sold          483,306    463,192     1,532,556     3,038,808     1,337,304
Reinvested
 dividends                 0          0        20,272        67,979       204,007
Shares repurchased  (501,197)  (580,822)   (1,414,033)     (908,649)   (1,706,012)
                    --------   --------    ----------     ---------    ----------
Net
 increase/decrease   (17,891)  (117,631)      138,796     2,198,138      (164,701)
                    ========   ========    ==========     =========    ==========

  Transactions in capital shares of each Fund for the year ended December 31, 1998, were as follows:

              Emerging   Growth +   International    Research    High Yield
               Growth      Value        Value     Enhanced Index    Bond
              Portfolio  Portfolio    Portfolio   Portfolio (1)  Portfolio
              ---------  ---------  ------------- -------------- ----------
Shares sold    420,651    544,723     1,332,537      1,784,308    4,034,688
Reinvested
 dividends     129,106     17,787        67,462        192,789      294,576
Shares
 repurchased  (502,249)  (374,172)     (745,812)    (1,036,932)  (2,333,922)
              --------   --------     ---------     ----------   ----------
Net increase    47,508    188,338       654,187        940,165    1,995,342
              ========   ========     =========     ==========   ==========

(1)Formerly Multi-Sector Bond Portfolio
Note 7. Credit risk and Defaulted Securities

  Although the Funds have a diversified portfolio, the High Yield Bond Portfo-lio had 81.05% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are ac-companied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At June 30, 1999, the High Yield Bond Portfolio held SA Telecommunications, Inc., a se-curity in default. For financial reporting purposes, it is each Fund's account-ing practice to discontinue accrual of income and provide an estimate for prob-able losses due to unpaid interest income on defaulted bonds for the current reporting period.

Note 8. Federal Income Tax -- Capital Loss Carryfoward

  At December 31, 1998, the Research Enhanced Index Portfolio and the High Yield Bond Portfolio had capital loss carryfowards expiring December 31,2006 of $331,464 and $6,416, respectively.

Note 9. Security Loans

  Each Fund may lend its securities to brokers, dealers and other financial in-stitutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high-grade secu-rities. As with other extensions of credit, the Fund may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its se-curities in the form of fees or all or a portion of the income from investments of the collateral. The Fund also continues to earn income on the securities loaned. At June 30, 1999, the Funds did not have any securities on loan.

Note 10. Letter of Credit

  The Northstar Funds, Northstar Equity Trust, Northstar Galaxy Trust and Northstar Trust (collectively the "Funds") have entered into an unsecured com-mitted revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $50,000,000. The pro-ceeds may be used only to (1) temporarily finance the purchase and sale of se-curities; (2) finance the redemption of shares of an investor
--------------------------------------------------------------------------------

NORTHSTAR GALAXY TRUST
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)

                                                                          [LOGO]

in the Funds; and (3) enable the Funds to meet other emergency expenses as de-fined in the Credit Agreement. The Funds pays a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the six months ended June 30, 1999, the Funds did not have any loans outstanding.
Proxy Results (Unaudited)

  During the year ended December 31, 1998, Emerging Growth Portfolio share-holders voted on the following proposal. The proposal was approved at a spe-cial meeting of shareholders on November 5, 1998.

                                                           Shares
                                                  Shares    Voted
                                                 Voted For Against Abstentions
                                                 --------- ------- -----------
1. Proposal to approve a modification of the
 investment objective and name of the Portfolio  1,472,805 101,389   121,863

  During the six months ended June 30, 1999, Research Enhanced Index Portfolio shareholders voted on the following proposals. The proposals were approved at a special meeting of shareholders on April 8, 1999.

                                                           Shares
                                                  Shares    Voted
                                                 Voted For Against Abstentions
                                                 --------- ------- -----------
1. Proposal to approve a modification of the
 investment objective and name of the Portfolio  2,558,759 199,377   177,098
2. Proposal to approve a subadvisory agreement   2,614,830 128,446   191,959

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                                                                             43
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                                    [LOGO]
                                   NORTHSTAR
                                 Galaxy Trust

                                                                       630 ANNSA